EXHIBIT 4.13

EXECUTION COPY

NOTE PURCHASE AGREEMENT

Dated as of October 11, 2007

among

DELTA AIR LINES, INC.,

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Pass Through Trustee under each of the
Pass Through Trust Agreements

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Subordination Agent

U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent

and

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Paying Agent

Schedules

Schedule I	Aircraft
Schedule II	Trust Supplements
Schedule III	Principal Amounts of Equipment Notes and Amortization Schedules

Annex

Annex A	Definitions

Exhibits

Exhibit A	Form of Delivery Notice
Exhibit B	Form of Participation Agreement
Exhibit C	Form of Indenture and Security Agreement

NOTE PURCHASE AGREEMENT

                              This NOTE PURCHASE AGREEMENT, dated as of October 11, 2007, among (i) DELTA AIR LINES, INC., a Delaware corporation (the “Company”), (ii) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (in such capacity together with its successors in such capacity, the “Pass Through Trustee”) under each of the three separate Pass Through Trust Agreements (as defined below), (iii) U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, as subordination agent and trustee (in such capacity together with its successors in such capacity, the “Subordination Agent”) under the Intercreditor Agreement (as defined below), (iv) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Escrow Agent (in such capacity together with its successors in such capacity, the “Escrow Agent”), under each of the Escrow and Paying Agent Agreements (as defined below), and (v) U.S. BANK TRUST NATIONAL ASSOCIATION (“U.S. Bank”), a national banking association, as Paying Agent (in such capacity together with its successors in such capacity, the “Paying Agent”) under each of the Escrow and Paying Agent Agreements.

W I T N E S S E T H:

                    WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in Annex A hereto;

                    WHEREAS, the Company owns the 36 aircraft described in Schedule I hereto (each, an “Aircraft”, and collectively, the “Aircraft”), which Aircraft are subject to certain financings described in Schedule I hereto (such financings, the “Existing Financings”);

                    WHEREAS, pursuant to the Basic Pass Through Trust Agreement and each of the Trust Supplements set forth in Schedule II hereto, and concurrently with the execution and delivery of this Note Purchase Agreement, separate grantor trusts (collectively, the “Pass Through Trusts” and, individually, each a “Pass Through Trust”) have been created to facilitate certain of the transactions contemplated hereby, including, without limitation, the issuance and sale of pass through certificates pursuant thereto (collectively, the “Certificates”) to provide financing for the purchase by such Pass Through Trusts of Equipment Notes to be issued in respect of, and secured by a security interest in, the Aircraft;

                    WHEREAS, the Company has entered into the Purchase Agreement, dated as of October 4, 2007 (the “Purchase Agreement”) with the Initial Purchasers named therein (the “Initial Purchasers”) which provides that the Company will cause the Pass Through Trustee under the Class A Pass Through Trust (the “Class A Pass Through Trustee”), the Pass Through Trustee under the Class B Pass Through Trust (the “Class B Pass Through Trustee”) and the Pass Through Trustee under the Class C Pass Through Trust (the “Class C Pass Through Trustee”, and together with the Class A Pass Through Trustee and the Class B Pass Through Trustee, the “Pass Through Trustees”) to issue and sell the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively, to the Initial Purchasers on the Issuance Date;

                    WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) the Escrow Agent and the Depositary have entered into three Deposit Agreements, dated as of the Issuance Date, one each relating to the Class A, Class B and Class C Pass Through Trust (together, the “Deposit Agreements”) whereby the Escrow Agent agreed to direct the Initial Purchasers to make certain deposits referred to therein on the Issuance Date (the “Initial Deposits”) and to permit the applicable Pass Through Trustees to make additional deposits from time to time thereafter (the Initial Deposits together with such additional deposits are collectively referred to as the “Deposits”), and (ii) the Initial Purchasers and the applicable Pass Through Trustees, Paying Agent and Escrow Agent have entered into three Escrow and Paying Agent Agreements, dated as of the Issuance Date, one each relating to the Class A, Class B and Class C Pass Through Trust (together, the “Escrow and Paying Agent Agreements”), whereby, among other things, (a) the Initial Purchasers agreed to deliver an amount equal to the amount of the Initial Deposits to the Depositary on behalf of the applicable Escrow Agent and (b) the applicable Escrow Agent, upon the Depositary receiving such amount, agreed to deliver escrow receipts to be affixed to each Certificate;

                    WHEREAS, subject to the terms and conditions of this Note Purchase Agreement, each Pass Through Trustee will enter into the applicable Financing Agreements relating to each Aircraft;

                    WHEREAS, upon the financing of each Aircraft, each Pass Through Trustee will fund its purchase of Equipment Notes in respect of such Aircraft with the proceeds of one or more Deposits withdrawn by the applicable Escrow Agent under the related Deposit Agreement bearing the same interest rate as the Certificates issued by the applicable Pass Through Trust; and

                    WHEREAS, concurrently with the execution and delivery of this Note Purchase Agreement, (i) Landesbank Hessen-Thüringen Girozentrale, a public law banking institution organized under the laws of Germany (the “Liquidity Provider”), has entered into two revolving credit agreements, one each for the benefit of the Certificateholders of the Class A and Class B Pass Through Trusts, in each case with the Subordination Agent, as agent for the Pass Through Trustee on behalf of each such Pass Through Trust (each such revolving credit agreement with the Liquidity Provider, a “Liquidity Facility”) and (ii) the Pass Through Trustees, the Liquidity Provider and the Subordination Agent have entered into the Intercreditor Agreement, dated as of the date hereof (the “Intercreditor Agreement”).

                    NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                    SECTION 1. Financing of Aircraft. (a) Agreement to Finance. On and subject to the terms and conditions hereof and of the relevant Financing Agreements, the Company agrees to subject the Aircraft to the financing as provided herein by the date referred to in clause (a) of the definition of Delivery Period Termination Date.

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          (b) Notice of Delivery. In furtherance of the foregoing, and in respect of each Aircraft, the Company agrees to give the parties hereto, the Depositary and each of the Rating Agencies not less than two Business Days’ prior notice (or, in the case of a substitute Delivery Notice under Section 1(e) hereof, one Business Day’s prior notice), substantially in the form of Exhibit A hereto (each, a “Delivery Notice”), of the date (which date shall not be earlier than the eighth day after the date of establishment of the relevant Deposit unless the seven day requirement set forth in the first sentence of Section 1.5(a) of the relevant Deposit Agreement has been waived by the Depositary pursuant to the last sentence of Section 1.5(a) of such Deposit Agreement and not reinstated pursuant to the last sentence of Section 1.5(a)) scheduled for the financing as contemplated hereby in respect of such Aircraft (the “Scheduled Delivery Date”), which notice shall:

(i) specify the Scheduled Delivery Date of such Aircraft (which shall be a Business Day on or prior to the Cut-Off Date);

          (ii) instruct each Pass Through Trustee to enter into the Participation Agreement included in the Financing Agreements with respect to such Aircraft in such form and at such a time on or before the Scheduled Delivery Date specified in such Delivery Notice and to perform its obligations thereunder;

          (iii) instruct each Pass Through Trustee to deliver to the relevant Escrow Agent the Withdrawal Certificate and related Applicable Notice of Delivery Withdrawal contemplated by Section 1.02(c) of the relevant Escrow Agreement with respect to the Equipment Notes to be issued to such Pass Through Trustee in connection with the financing of such Aircraft (except in the case of any such financing on the Issuance Date); and

          (iv) specify the aggregate principal amount of each series of Equipment Notes, if any, to be issued, and purchased by the applicable Pass Through Trustees, in connection with the financing of such Aircraft scheduled to be consummated on such Scheduled Delivery Date (which aggregate principal amount shall match that specified for such series with respect to such Aircraft in Schedule III hereto).

          (c) Entering into Financing Agreements. Upon receipt of a Delivery Notice, the Pass Through Trustees shall, and shall cause the Subordination Agent to, enter into and perform their obligations under the Participation Agreement and other instructions specified in such Delivery Notice, provided that with respect to each Aircraft to be financed: (i) the Participation Agreement and related Indenture, as executed and delivered, shall be substantially in the respective forms thereof annexed hereto, and the amortization schedule for each Equipment Note shall be as set forth in the relevant table attached as part of Schedule III hereto, and (ii) the relevant Financing Agreements shall provide for the purchase by the applicable Pass Through Trustee of Equipment Notes of the related series in the principal amounts specified in Schedule III hereto. Notwithstanding the foregoing, an Indenture and the form of Indenture annexed hereto

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may be modified to the extent required for the issuance of Equipment Notes pursuant to Section 4(a)(v) of this Note Purchase Agreement, subject to the terms of such Section and of Section 8.01(c) or 8.01(d) of the Intercreditor Agreement, whichever may be applicable, and the Company shall pay the reasonable costs and expenses of the Applicable Rating Agencies in connection with obtaining any Rating Agency Confirmation in connection therewith. With respect to each Aircraft, the Company shall cause U.S. Bank (or such other Person that meets the eligibility requirements to act as loan trustee under the Indenture) to execute as Loan Trustee the Financing Agreements relating to such Aircraft to which such Loan Trustee is intended to be a party, and shall concurrently therewith execute such Financing Agreements to which the Company is intended to be a party and perform its respective obligations thereunder. Upon the request of one or more Rating Agencies, the Company shall deliver or cause to be delivered to such Rating Agency or Rating Agencies a true and complete copy of each Financing Agreement relating to the financing of each Aircraft together with a true and complete set of the closing documentation (including legal opinions) delivered to the related Loan Trustee, Subordination Agent and Pass Through Trustee under the related Participation Agreement.

          (d) Registration of Equipment Notes. The Company agrees that all Equipment Notes issued pursuant to any Indenture shall initially be registered in the name of the Subordination Agent on behalf of the applicable Pass Through Trustee (or, in the case of any Additional Series Equipment Notes, on behalf of the Additional Series Pass Through Trustee with respect to the corresponding Additional Series Pass Through Certificates).

          (e) Postponement of Delivery and Funding. If, on the Scheduled Delivery Date for any Aircraft, the financing of such Aircraft as contemplated hereunder shall not be consummated for whatever reason, the Company shall give the parties hereto and the Depositary prompt notice thereof. Promptly after the Company has identified a new Scheduled Delivery Date on which such Aircraft may be subjected to the financing as provided herein (all on and subject to the terms and conditions hereof and of the relevant Financing Agreements), the Company shall give the parties hereto and the Depositary a substitute Delivery Notice specifying such new Scheduled Delivery Date. Upon receipt of any such substitute Delivery Notice, each Pass Through Trustee shall comply with its obligations under Section 7.01 of each of the Trust Supplements and thereafter the financing of such Aircraft, as specified in such substitute Delivery Notice, shall take place on the re-scheduled Scheduled Delivery Date therefor (all on and subject to the terms and conditions hereof and of the relevant Financing Agreements) unless further postponed as provided herein.

(f) No Liability for Failure to Purchase Equipment Notes. The Company shall have no liability for the failure of the Pass Through Trustees to purchase Equipment Notes with respect to any Aircraft.

(g) Withdrawals Limited to Available Deposits. Anything herein to the contrary notwithstanding, the Company shall not have the right, and shall not be entitled,

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at any time to request the issuance of Equipment Notes of any series to the Class A, Class B or Class C Pass Through Trustee in an aggregate principal amount in excess of the amount of the Deposits then available for withdrawal by the Escrow Agent under and in accordance with the provisions of the related Deposit Agreement.

                    SECTION 2. Conditions Precedent. The obligation of each of the Pass Through Trustees to enter into, and to cause the Subordination Agent to enter into, any Participation Agreement as directed pursuant to a Delivery Notice relating to any Aircraft and to perform its obligations thereunder is subject to satisfaction of the following conditions:

(a) no Triggering Event shall have occurred;

          (b) such Pass Through Trustee shall have received evidence that the lien of the applicable Existing Financing has been terminated with respect to such Aircraft and of the filing of a release with the FAA and Uniform Commercial Code termination statements in each case with respect to such lien; and

          (c) in the case of a Delivery Notice relating to an EETC Aircraft, such Pass Through Trustee shall have received evidence of (i) the filing with the FAA of a release indicating that the Subordination Termination Date (as defined in the Subordinated Lien Indenture and Security Agreement, dated as of September 27, 2007, between the Company and U.S. Bank Trust National Association, as EETC Collateral Security Trustee, with respect to such EETC Aircraft (each, a “Subordinated Lien Indenture”)) has occurred and that the lien of the applicable Subordinated Lien Indenture has been released and (ii) the filing of a Uniform Commercial Code termination statement with respect to such lien.

Anything herein to the contrary notwithstanding, the obligation of each Pass Through Trustee to purchase Equipment Notes shall terminate on the Cut-Off Date.

                    SECTION 3. Representations and Warranties. (a) Representations and Warranties of the Company. The Company represents and warrants that:

          (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the State of Delaware to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of the Company under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

          (ii) Authorization; No Conflicts. The execution and delivery by the Company of this Note Purchase Agreement and the performance by the Company of its obligations under this Note Purchase Agreement have been duly authorized by the Company and will not violate its Certificate of Incorporation or by-laws or

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the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

          (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(b) Representations and Warranties of U.S. Bank. U.S. Bank represents and warrants that:

          (i) Due Incorporation; Good Standing; Corporate Power; Etc. U.S. Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States, and is a Citizen of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it will be a party and to carry out the obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, under this Note Purchase Agreement and each Financing Agreement to which it will be a party;

          (ii) Due Authorization; No Conflicts. The execution and delivery by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of this Note Purchase Agreement and the performance by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, of its obligations under this Note Purchase Agreement have been duly authorized by U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

          (iii) Enforceability. This Note Purchase Agreement constitutes the legal, valid and binding obligations of U.S. Bank, in its capacity as Subordination Agent, Pass Through Trustee or Paying Agent, as the case may be, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(c) Representations and Warranties of the Pass Through Trustee. The Pass Through Trustee hereby confirms to each of the other parties hereto that its

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representations and warranties set forth in Section 7.15 of the Basic Pass Through Trust Agreement and Section 7.04 of each Trust Supplement are true and correct as of the date hereof.

(d) Representations and Warranties of the Subordination Agent. The Subordination Agent represents and warrants that:

          (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Subordination Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and each Financing Agreement to which it is or will be a party and to perform its obligations under this Note Purchase Agreement and each Financing Agreement to which it is or will be a party;

          (ii) Due Authorization; Enforceability. This Note Purchase Agreement has been duly authorized, executed and delivered by the Subordination Agent; this Note Purchase Agreement constitutes the legal, valid and binding obligations of the Subordination Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity;

          (iii) Compliance with Laws; No Conflicts. None of the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement contravenes any law, rule or regulation of the state of the United States in which it is located or any United States governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Subordination Agent and do not contravene the Subordination Agent’s articles of association or by-laws or result in any breach of, or constitute a default under, any agreement or instrument to which the Subordination Agent is a party or by which it or any of its properties may be bound;

          (iv) No Governmental Consents. Neither the execution and delivery by the Subordination Agent of this Note Purchase Agreement nor the consummation by the Subordination Agent of any of the transactions contemplated hereby requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency of the state of the United States in which it is located or any federal governmental authority or agency regulating the Subordination Agent’s banking, trust or fiduciary powers;

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          (v) Certain Tax Matters. There are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Subordination Agent of this Note Purchase Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities), and there are no Taxes payable by the Subordination Agent imposed by any state of the United States in which it is located or any political subdivision thereof in connection with the acquisition, possession or ownership by the Subordination Agent of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Subordination Agent for services rendered in connection with the transactions contemplated by the Intercreditor Agreement or any of the Liquidity Facilities); and

          (vi) No Proceedings. There are no pending or threatened actions or proceedings against the Subordination Agent before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Subordination Agent to perform its obligations under this Note Purchase Agreement.

(e) Representations and Warranties of the Escrow Agent. The Escrow Agent represents and warrants that:

          (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Escrow Agent is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States and has the full corporate power, authority and legal right under the laws of the United States and of the state of the United States in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement, each Deposit Agreement and each Escrow and Paying Agent Agreement (collectively, the “Escrow Agent Agreements”) and to carry out the obligations of the Escrow Agent under each of the Escrow Agent Agreements;

          (ii) Due Authorization; No Conflicts. The execution and delivery by the Escrow Agent of each of the Escrow Agent Agreements and the performance by the Escrow Agent of its obligations hereunder and thereunder have been duly authorized by the Escrow Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

          (iii) Enforceability. Each of the Escrow Agent Agreements constitutes the legal, valid and binding obligations of the Escrow Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the

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rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

(f) Representations and Warranties of the Paying Agent. The Paying Agent represents and warrants that:

          (i) Due Incorporation; Good Standing; Corporate Power; Etc. The Paying Agent is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has the full corporate power, authority and legal right under the laws of the United States and of the state in which it is located and pertaining to its banking, trust and fiduciary powers to execute and deliver this Note Purchase Agreement and the Escrow and Paying Agent Agreement (collectively, the “Paying Agent Agreements”) and to carry out the obligations of the Paying Agent under each of the Paying Agent Agreements;

          (ii) Due Authorization; No Conflicts. The execution and delivery by the Paying Agent of each of the Paying Agent Agreements and the performance by the Paying Agent of its obligations hereunder and thereunder have been duly authorized by the Paying Agent and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

          (iii) Enforceability. Each of the Paying Agent Agreements constitutes the legal, valid and binding obligations of the Paying Agent enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, whether considered in a proceeding at law or in equity.

                    SECTION 4. Covenants. (a) Covenants of the Company. The Company covenants with each of the other parties hereto that:

(i) Maintenance of Corporate Existence. Subject to, and except as contemplated by, Section 4(a)(iii) of this Note Purchase Agreement, the Company shall at all times maintain its corporate existence;

          (ii) Maintenance of Status as Certificated Air Carrier; Section 1110. The Company shall at all times remain a Certificated Air Carrier and shall at all times be otherwise certificated and registered to the extent necessary to entitle the Loan Trustee to the rights afforded to secured parties of aircraft equipment under Section 1110;

(iii) Merger, Consolidation, Acquisition of the Company. Section 6.02(e) of each Participation Agreement is hereby incorporated by reference herein;

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          (iv) Notice of Occurrence of Cut-Off Date. The Company agrees to provide written notice to each of the parties hereto of the occurrence of the Cut-Off Date no later than one Business Day after the date thereof.

          (v) Refinancing of Equipment Notes; Additional Series Equipment Notes. The Company shall not (A) redeem any Series B or Series C Equipment Notes (or any series of Additional Series Equipment Notes) and issue new Equipment Notes with the same Series designation as that of the redeemed Equipment Notes, or (B) issue any Additional Series Equipment Notes, in each case under any Indenture, unless it shall have obtained written confirmation from each Applicable Rating Agency that such redemption and/or issuance of Equipment Notes then rated by such Applicable Rating Agency, as the case may be, will not result in (1) a reduction of the rating for any Class of Certificates then rated by any Rating Agency that will remain outstanding below the then current rating for such Class of Certificates, or (2) a withdrawal or suspension of the rating of any Class of Certificates then rated by any Rating Agency that will remain outstanding; and any such redemption and/or issuance shall be subject to the terms of Section 8.01(c) and 8.01(d), respectively, of the Intercreditor Agreement.

(vi) Replacement Depositary.

          (A) Conditions for Replacement. If (1) the Depositary’s Short-Term Rating issued by an Applicable Rating Agency falls below (a) in respect of the Class A Pass Through Trust, F1 by Fitch, P-1 by Moody’s or A-1+ by Standard & Poor’s or (b) in respect of the Class B Pass Through Trust and the Class C Pass Through Trust, P-1 by Moody’s or A-1+ by Standard & Poor’s (such minimum ratings, the “Depositary Threshold Ratings”), or (2) the Company, in its sole discretion, gives written notice to the Depositary of the Company’s election that the Depositary be replaced, the Company shall, within 30 days after such event occurring, cause the Depositary to be replaced with a depositary bank (a “Replacement Depositary”) on the following terms and preconditions:

          (I) Minimum Credit Ratings; Confirmation from Ratings Agency. The Replacement Depositary must meet the Depositary Threshold Ratings and the Company shall have obtained written confirmation from each Applicable Rating Agency that such replacement will not cause a reduction of any rating then in effect for any Class of Certificates by such Rating Agency (without regard to any downgrading of any rating of the Depositary being replaced);

(II) Certain Fees and Expenses. The Company shall pay all fees, expenses and other amounts then owing to the replaced Depositary and, except as expressly provided in clause

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(III) below, the Company shall pay any up-front fee of the Replacement Depositary and (without limitation of the foregoing) all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) of the parties hereto (including without limitation all amounts payable to the Applicable Rating Agencies) incurred in connection with such replacement; and

          (III) Replacement Deposit Agreement; Opinions and Other Closing Requirements. The Company shall cause the Replacement Depositary to enter into a Replacement Deposit Agreement for each of the Class A, Class B and Class C Certificates with the Escrow Agent (and the Escrow Agent agrees to enter into any such Replacement Deposit Agreement upon request of the Company) and shall cause the Replacement Depositary to deliver to the Company and each Applicable Rating Agency legal opinions and other closing documentation substantially similar in scope and substance as those that were delivered by the Depositary being replaced in connection with the execution and delivery of the Deposit Agreement being replaced.

          (B) Withdrawal Certificate and Notice of Replacement Withdrawal. Upon satisfaction of the foregoing conditions, the Company shall instruct the Class A Pass Through Trustee, Class B Pass Through Trustee and Class C Pass Through Trustee, and each such Pass Through Trustee agrees, to execute and deliver to the Escrow Agent a duly completed Withdrawal Certificate (as defined in the Escrow and Paying Agent Agreements) together with a Notice of Replacement Withdrawal (as defined in the Escrow and Paying Agent Agreements).

          (C) Amendments to Documents. Each of the parties hereto agrees, at the Company’s request, to enter into any amendments to this Note Purchase Agreement, the Escrow and Paying Agent Agreements and any other Operative Agreements as may be necessary or desirable to give effect to the replacement of the Depositary with the Replacement Depositary and the replacement of the Deposit Agreements with the Replacement Deposit Agreements.

          (D) Effect of Replacement. Upon the execution and delivery of the Replacement Deposit Agreements, the Replacement Depositary shall be deemed to be the Depositary with all of the rights and obligations of the Depositary hereunder and under the other Operative Agreements and the Replacement Deposit Agreements shall be deemed to be the Deposit Agreements hereunder and under the other Operative Agreements, except that the obligations of the replaced Depositary under its Deposit Agreements resulting from the delivery of any Withdrawal Notice (as defined in the Deposit Agreements) delivered thereunder shall remain in

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full force and effect notwithstanding the execution and delivery of the Replacement Deposit Agreements.

          (vii) Certain Reports to Subordination Agent. Promptly after the occurrence of a Triggering Event or an Indenture Event of Default resulting from the failure of the Company to make payments on any Equipment Note and on every Regular Distribution Date while the Triggering Event or such Indenture Event of Default shall be continuing, the Company will, at the Subordination Agent’s request from time to time but in any event no more frequently than once every three months, provide to the Subordination Agent a statement setting forth the following information with respect to each Aircraft then subject to the lien of an Indenture: (A) whether the Aircraft are currently in service or parked in storage, (B) the maintenance status of the Aircraft, and (C) the location of the Engines (as defined in the respective Indentures to which such Aircraft are subject). As used in this Section 4(vii), the terms “Triggering Event”, “Indenture Event of Default” and “Regular Distribution Date” shall have the respective meanings set forth in the Intercreditor Agreement.

(b) Covenants by U.S. Bank.

          (i) Status as Citizen of the United States. U.S. Bank, in its individual capacity, covenants with each of the other parties to this Note Purchase Agreement that it will, immediately upon obtaining knowledge of any facts that would cast doubt upon its continuing status as a Citizen of the United States and promptly upon public disclosure of negotiations in respect of any transaction which would or might adversely affect such status, notify in writing all parties hereto of all relevant matters in connection therewith. Upon U.S. Bank giving any such notice, U.S. Bank shall, subject to Section 8.02 of any Indenture then entered into, resign as Loan Trustee in respect of such Indenture.

          (ii) Situs of Activity. Except with the consent of the Company, which shall not be unreasonably withheld: (i) U.S. Bank will act as Pass Through Trustee solely through its offices within the State of Delaware, except for such services as may be performed for it by independent agents in the ordinary course of business, but not directly by it, in other states; and (ii) U.S. Bank will act as Subordination Agent solely through its offices within the Commonwealth of Massachusetts, except for such services as may be performed by it by independent agents acting in the ordinary course of business, but not directly by it, in other states.

                    SECTION 5. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted by the terms and provisions of this Note Purchase Agreement shall be in English and in writing, and any such notice may given by United States mail, courier service or facsimile, and any such notice shall be effective when delivered (or, if mailed, three Business Days after deposit, postage prepaid, in the first class United States mail, and if delivered by facsimile, upon completion of transmission and confirmation by the sender

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(by a telephone call to a representative of the recipient or by machine confirmation) that such transmission was received) to the relevant party hereto at the address or facsimile number set forth below the signature of such party at the foot of this Note Purchase Agreement or to such other address or facsimile number as such party may hereafter specify by notice to the other parties.

                    SECTION 6. Expenses. (a) Payments in Respect of Certain Liquidity Provider Fees. The Company agrees to pay to the Subordination Agent when due an amount or amounts equal to the fees payable to the Liquidity Provider under Section 2.03 of each Liquidity Facility and under the related Fee Letter (as defined in the Intercreditor Agreement) multiplied by a fraction the numerator of which shall be the then outstanding aggregate amount of the Deposits under the Deposit Agreements pertaining to the Class A and Class B Pass Through Trusts and the denominator of which shall be the sum of (i) the then outstanding aggregate principal amount of the Series A Equipment Notes and Series B Equipment Notes issued under all of the Indentures and (ii) the then outstanding aggregate amount of the Deposits under the Deposit Agreements pertaining to the Class A and Class B Pass Through Trusts.

(b) Certain Other Expenses. So long as no Equipment Notes have been issued in respect of any Aircraft, the Company agrees to pay:

          (i) Under the Liquidity Facilities. To the Subordination Agent when due (A) the amount equal to interest on any Downgrade Advance (other than any Applied Downgrade Advance) payable under Section 3.07 of each Liquidity Facility minus Investment Earnings while such Downgrade Advance shall be outstanding and (B) any other amounts owed to the Liquidity Provider by the Subordination Agent as borrower under each Liquidity Facility (other than amounts due as repayment of advances thereunder or as interest on such advances, except to the extent payable pursuant to clause (A) of this sentence);

(ii) Under the Pass Through Trust Agreements. All compensation and reimbursement of expenses, disbursements and advances payable by the Company under the Pass Through Trust Agreements;

          (iii) Under the Intercreditor Agreement. All compensation and reimbursement of expenses and disbursements payable to the Subordination Agent under the Intercreditor Agreement except with respect to any income or franchise taxes incurred by the Subordination Agent in connection with the transactions contemplated by the Intercreditor Agreement; and

          (iv) Escrow Agent and Paying Agent. In the event the Company requests any amendment to any Operative Agreement, all reasonable fees and expenses (including, without limitation, fees and disbursements of counsel) of the Escrow Agent and/or the Paying Agent in connection therewith.

For purposes of this Section 6(b), the terms “Applied Downgrade Advance”, “Downgrade Advance” and “Investment Earnings” shall have the meanings specified in each Liquidity Facility.

13

                    SECTION 7. Further Assurances. Each party hereto shall duly execute, acknowledge and deliver, or shall cause to be executed, acknowledged and delivered, all such further agreements, instruments, certificates or documents, and shall do and cause to be done such further acts and things, in any case, as any other party hereto shall reasonably request in connection with its administration of, or to carry out more effectually the purposes of, or to better assure and confirm unto it the rights and benefits to be provided under, this Note Purchase Agreement.

                    SECTION 8. Miscellaneous. (a) Survival of Representations and Covenants. Provided that the transactions contemplated hereby have been consummated, and except as otherwise provided for herein, the representations, warranties and agreements herein of the Company, the Subordination Agent, the Escrow Agent, the Paying Agent and the Pass Through Trustee, and the Company’s, the Subordination Agent’s, the Escrow Agent’s, the Paying Agent’s and the Pass Through Trustee’s obligations under any and all thereof, shall survive the expiration or other termination of this Note Purchase Agreement and the other agreements referred to herein.

          (b) Counterparts; Amendments; Effect of Headings; Successors and Assigns. This Note Purchase Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Note Purchase Agreement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Note Purchase Agreement, but all of such counterparts together shall constitute one instrument. Neither this Note Purchase Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The Table of Contents to this Note Purchase Agreement and the headings of the various Sections and sub-Sections of this Note Purchase Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Note Purchase Agreement shall be binding upon, and shall inure to the benefit of, the Company and its successors and permitted assigns, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Agreements, the Escrow Agent and its successors as Escrow Agent under the Escrow and Paying Agent Agreements, the Paying Agent and its successors as Paying Agent under the Escrow and Paying Agent Agreement and the Subordination Agent and its successors as Subordination Agent under the Intercreditor Agreement.

          (c) Benefits of Agreement. This Note Purchase Agreement is not intended to, and shall not, provide any Person not a party hereto (other than the Initial Purchasers, each of the beneficiaries of Section 6 hereof, and the Depositary as a beneficiary of Section 4(a)(vi)) with any rights of any nature whatsoever against any of the parties hereto, and no Person not a party hereto (other than the Initial Purchasers, each of the beneficiaries of Section 6 hereof, and the Depositary as a beneficiary of Section 4(a)(vi)) shall have any right, power or privilege in respect of, or have any benefit or interest arising out of, this Note Purchase Agreement. To the extent that this Note Purchase

14

Agreement expressly confers upon, gives or grants any right, power, privilege, benefit, interest, remedy or claim to any of the beneficiaries of Section 6 hereof (including, but not limited to rights, powers, privileges, benefits, interests, remedies and claims under Section 6) or to the Depositary with respect to Section 4(a)(vi), each such party is hereby recognized as a third party beneficiary hereunder and may enforce any such right, power, privilege, benefit, interest, remedy or claim.

                    SECTION 9. Governing Law. THIS NOTE PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. THIS NOTE PURCHASE AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

15

                    IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

16

DELTA AIR LINES, INC.

By:	/s/ Paul A. Jacobson

	Name:	Paul A. Jacobson
	Title:	Vice President and Treasurer
	Address:	1030 Delta Boulevard
Atlanta, Georgia 30354
Attention: Treasurer
Telephone: (404) 715-6583
Facsimile: (404) 773-7345

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Pass Through Trustee

By:	/s/ Alison D.B. Nadeau

	Name:	Alison D.B. Nadeau
	Title:	Vice President

	Address:	300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Telephone: (302) 576-3703
Facsimile: (302) 576-3717

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Subordination Agent

By:	/s/ Alison D.B. Nadeau

	Name:	Alison D.B. Nadeau
	Title:	Vice President

	Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta 2007-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

17

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Escrow Agent

By:	/s/ Alison D.B. Nadeau

	Name:	Alison D.B. Nadeau
	Title:	Vice President
	Address:	One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta 2007-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise provided herein, but solely as Paying Agent

By:	/s/ Alison D.B. Nadeau

	Name:	Alison D.B. Nadeau
	Title:	Vice President
	Address:	One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta 2007-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

18

SCHEDULE I to
Note Purchase Agreement

AIRCRAFT

U.S. Registration No.	Airframe Manufacturer	Airframe Model Type (including generic)	Airframe MSNs	Engine Manufacturer	Engine Model Type (including generic)	Engine MSNs	Existing Financing

N174DZ	Boeing	767-332ER (Generic: Boeing 767-300)	29693	General Electric	CF6-80C2B6F (Generic: GE CF6-80C2)	704749 704751	2001-2 EETC

N175DZ	Boeing	767-332ER (Generic: Boeing 767-300)	29696	General Electric	CF6-80C2B6F (Generic: GE CF6-80C2)	704823 704824	2001-2 EETC

N176DZ	Boeing	767-332ER (Generic: Boeing 767-300)	29697	General Electric	CF6-80C2B6F (Generic: GE CF6-80C2)	704848 704849	2001-2 EETC

N177DZ	Boeing	767-332ER (Generic: Boeing 767-300)	29698	General Electric	CF6-80C2B6F (Generic: GE CF6-80C2)	704871 704872	2001-2 EETC

N825MH	Boeing	767-432ER (Generic: Boeing 767-400)	29703	General Electric	CF6-80C2B7F (Generic: CF6-80C2)	704897 706174	GE Letter of Credit Facility

N827MH	Boeing	767-432ER (Generic: Boeing 767-400)	29705	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	704952 704953	GE Letter of Credit Facility

N834MH	Boeing	767-432ER (Generic: Boeing 767-400)	29707	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2	706203 706204	GE Letter of Credit Facility

N835MH	Boeing	767-432ER (Generic: Boeing 767-400)	29708	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706205 706206	GE Letter of Credit Facility

N836MH	Boeing	767-432ER (Generic: Boeing 767-400)	29709	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706224 706225	GE Letter of Credit Facility

N837MH	Boeing	767-432ER (Generic: Boeing 767-400)	29710	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706232 706233	GE Letter of Credit Facility

N838MH	Boeing	767-432ER (Generic: Boeing 767-400)	29711	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706238 706239	GE Letter of Credit Facility

N839MH	Boeing	767-432ER (Generic: Boeing 767-400)	29712	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706253 706254	GE Letter of Credit Facility

N826MH	Boeing	767-432ER (Generic: Boeing 767-400)	29713	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	704896 704929	GE Mortgage Agreement

N841MH	Boeing	767-432ER (Generic: Boeing 767-400)	29714	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706385 706386	GE Mortgage Agreement

N842MH	Boeing	767-432ER (Generic: Boeing 767-400)	29715	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706381 706382	GE Letter of Credit Facility

N843MH	Boeing	767-432ER (Generic: Boeing 767-400)	29716	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706412 706413	GE Mortgage Agreement

SCHEDULE I to
Note Purchase Agreement
(Cont’d)

U.S. Registration No.	Airframe Manufacturer	Airframe Model Type (including generic)	Airframe MSNs	Engine Manufacturer	Engine Model Type (including generic)	Engine MSNs	Existing Financing

N844MH	Boeing	767-432ER (Generic: Boeing 767-400)	29717	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706431 706433	GE Mortgage Agreement

N840MH	Boeing	767-432ER (Generic: Boeing 767-400)	29718	General Electric	CF6-80C2B7F (Generic: GE CF6-80C2)	706287 706288	GE Mortgage Agreement

N862DA	Boeing	777-232ER (Generic: Boeing 777-200)	29734	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51175 51177	2001-2 EETC

N863DA	Boeing	777-232ER (Generic: Boeing 777-200)	29735	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51188 51191	2001-2 EETC

N864DA	Boeing	777-232ER (Generic: Boeing 777-200)	29736	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51193 51194	2001-2 EETC

N865DA	Boeing	777-232ER (Generic: Boeing 777-200)	29737	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51200 51201	GE Letter of Credit Facility

N866DA	Boeing	777-232ER (Generic: Boeing 777-200)	29738	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51204 51205	GE Letter of Credit Facility

N860DA	Boeing	777-232ER (Generic: Boeing 777-200)	29951	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51145 51146	2001-2 EETC

N861DA	Boeing	777-232ER (Generic: Boeing 777-200)	29952	Rolls-Royce	RB211-Trent 895-17 (Generic: Rolls Royce TRENT800)	51149 51150	GE Letter of Credit Facility

N371DA	Boeing	737-832 (Generic: Boeing 737-800)	29619	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	875354 875362	2001-2 EETC

N3754A	Boeing	737-832 (Generic: Boeing 737-800)	29626	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	888486 888489	2001-2 EETC

N3755D	Boeing	737-832 (Generic: Boeing 737-800)	29627	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	888499 888554	2001-2 EETC

N3749D	Boeing	737-832 (Generic: Boeing 737-800)	30490	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	888402 888405	2001-2 EETC

Sch. I - 2

SCHEDULE I to
Note Purchase Agreement
(Cont’d)

U.S. Registration No.	Airframe Manufacturer	Airframe Model Type (including generic)	Airframe MSNs	Engine Manufacturer	Engine Model Type (including generic)	Engine MSNs	Existing Financing

N3751B	Boeing	737-832 (Generic: Boeing 737-800)	30491	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	889443 889444	2001-2 EETC

N3752	Boeing	737-832 (Generic: Boeing 737-800)	30492	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	888452 888467	2001-2 EETC

N3756	Boeing	737-832 (Generic: Boeing 737-800)	30493	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	889495 889498	2001-2 EETC

N3757D	Boeing	737-832 (Generic: Boeing 737-800)	30813	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	889510 889570	2001-2 EETC

N3758Y	Boeing	737-832 (Generic: Boeing 737-800)	30814	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	889460 889511	2001-2 EETC

N3750D	Boeing	737-832 (Generic: Boeing 737-800)	32375	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	888408 888476	2001-2 EETC

N3753	Boeing	737-832 (Generic: Boeing 737-800)	32626	CFM International, Inc.	CFM 56-7B24 (Generic: CFM CFM-56-7)	888462 889458	2001-2 EETC

Sch. I - 3

SCHEDULE II to
Note Purchase Agreement

TRUST SUPPLEMENTS

Trust Supplement, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2007-1A.

Trust Supplement, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2007-1B.

Trust Supplement, dated as of the Issuance Date, between the Company and the Pass Through Trustee in respect of the Delta Air Lines Pass Through Trust, Series 2007-1C.

SCHEDULE III to
Note Purchase Agreement

PRINCIPAL AMOUNTS OF EQUIPMENT NOTES

Aircraft	Series A	Series B	Series C	Total

N371DA	$ 12,139,000	$ 3,795,000	$ 4,228,000	$ 20,162,000

N3749D	14,944,000	4,585,000	4,834,000	24,363,000

N3750D	14,944,000	4,585,000	4,834,000	24,363,000

N3751B	14,944,000	4,585,000	4,834,000	24,363,000

N3752	14,944,000	4,585,000	4,834,000	24,363,000

N3753	14,944,000	4,585,000	4,834,000	24,363,000

N3754A	14,944,000	4,585,000	4,834,000	24,363,000

N3755D	14,944,000	4,585,000	4,834,000	24,363,000

N3756	14,944,000	4,585,000	4,834,000	24,363,000

N3757D	14,944,000	4,585,000	4,834,000	24,363,000

N3758Y	14,944,000	4,585,000	4,834,000	24,363,000

N174DZ	20,577,000	5,819,000	4,520,000	30,916,000

N175DZ	22,530,000	6,372,000	4,947,000	33,849,000

N176DZ	22,530,000	6,372,000	4,947,000	33,849,000

N177DZ	22,530,000	6,372,000	4,947,000	33,849,000

N825MH	25,604,000	7,240,000	5,623,000	38,467,000

N826MH	25,604,000	7,240,000	5,623,000	38,467,000

N827MH	27,073,000	7,657,000	5,946,000	40,676,000

N834MH	25,604,000	7,240,000	5,623,000	38,467,000

N835MH	25,604,000	7,240,000	5,623,000	38,467,000

N836MH	25,604,000	7,240,000	5,623,000	38,467,000

N837MH	25,604,000	7,240,000	5,623,000	38,467,000

N838MH	27,073,000	7,657,000	5,946,000	40,676,000

N839MH	27,073,000	7,657,000	5,946,000	40,676,000

N840MH	27,073,000	7,657,000	5,946,000	40,676,000

N841MH	27,073,000	7,657,000	5,946,000	40,676,000

N842MH	27,073,000	7,657,000	5,946,000	40,676,000

N843MH	28,961,000	8,191,000	6,361,000	43,513,000

N844MH	28,961,000	8,191,000	6,361,000	43,513,000

N860DA	42,954,000	12,146,000	9,434,000	64,534,000

N861DA	42,954,000	12,146,000	9,434,000	64,534,000

N862DA	42,954,000	12,146,000	9,434,000	64,534,000

N863DA	42,954,000	12,146,000	9,434,000	64,534,000

N864DA	42,954,000	12,146,000	9,434,000	64,534,000

N865DA	42,954,000	12,146,000	9,434,000	64,534,000

N866DA	42,954,000	12,146,000	9,434,000	64,534,000

	Subtotal:$924,408,000	Subtotal: $265,366,000	Subtotal: $220,103,000	Grand Total:$1,409,877,000

SCHEDULE III to
Note Purchase Agreement
(Cont’d)

AMORTIZATION SCHEDULES

[Attached]

Sch. III - 2

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N371DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9544417%
August 10, 2008	4.4458374%
February 10, 2009	2.9719563%
August 10, 2009	3.4219369%
February 10, 2010	3.5332410%
August 10, 2010	2.8317299%
February 10, 2011	2.9820674%
August 10, 2011	2.7274699%
February 10, 2012	2.5133272%
August 10, 2012	2.5807579%
February 10, 2013	2.3116268%
August 10, 2013	2.1011920%
February 10, 2014	2.3560692%
August 10, 2014	4.0703499%
February 10, 2015	2.4839429%
August 10, 2015	3.8620881%
February 10, 2016	2.7157983%
August 10, 2016	3.9326198%
February 10, 2017	2.4563484%
August 10, 2017	2.7845673%
February 10, 2018	1.7676870%
August 10, 2018	2.7491464%
February 10, 2019	1.5648903%
August 10, 2019	3.5754489%
February 10, 2020	1.4245707%
August 10, 2020	4.6036173%
February 10, 2021	2.5448376%
August 10, 2021	4.5396915%
February 10, 2022	2.3551882%
August 10, 2022	14.8375536%

Sch. III - 3

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N371DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.4707054%
August 10, 2008	0.9522914%
February 10, 2009	2.2118279%
August 10, 2009	2.2118279%
February 10, 2010	2.2118279%
August 10, 2010	2.2118279%
February 10, 2011	5.1133657%
August 10, 2011	5.1133657%
February 10, 2012	3.4485489%
August 10, 2012	3.4485489%
February 10, 2013	1.9977800%
August 10, 2013	1.9977800%
February 10, 2014	2.6637067%
August 10, 2014	2.6637067%
February 10, 2015	2.6637067%
August 10, 2015	2.6637067%
February 10, 2016	2.6637067%
August 10, 2016	2.6637067%
February 10, 2017	3.5912474%
August 10, 2017	3.5912474%
February 10, 2018	3.4009826%
August 10, 2018	3.4009826%
February 10, 2019	3.8052954%
August 10, 2019	3.8052954%
February 10, 2020	4.1620419%
August 10, 2020	4.1620419%
February 10, 2021	3.6863800%
August 10, 2021	3.6863800%
February 10, 2022	3.6863800%
August 10, 2022	8.6497874%

Sch. III - 4

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N371DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.5576310%
August 10, 2008	1.0158841%
February 10, 2009	2.7111211%
August 10, 2009	2.7111211%
February 10, 2010	2.5830367%
August 10, 2010	2.5830367%
February 10, 2011	3.7571440%
August 10, 2011	3.7571440%
February 10, 2012	2.2628254%
August 10, 2012	2.2628254%
February 10, 2013	3.3088486%
August 10, 2013	3.3088486%
February 10, 2014	3.3088486%
August 10, 2014	64.8716845%

Sch. III - 5

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3749D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 6

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3749D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 7

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3749D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 8

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3750D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 9

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3750D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 10

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3750D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 11

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3751B

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 12

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3751B

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 13

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3751B

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 14

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
 SERIES A EQUIPMENT NOTES
Boeing 737-832
N3752

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 15

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3752

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 16

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3752

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 17

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3753

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 18

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3753

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 19

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3753

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 20

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3754A

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 21

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3754A

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 22

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3754A

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 23

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3755D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 24

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3755D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 25

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3755D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 26

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3756

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 27

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3756

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 28

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3756

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 29

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3757D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 30

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3757D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 31

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3757D

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 32

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 737-832
N3758Y

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.9039118%
August 10, 2008	3.8880236%
February 10, 2009	2.9309141%
August 10, 2009	2.8879651%
February 10, 2010	3.5022219%
August 10, 2010	2.3095462%
February 10, 2011	2.9722953%
August 10, 2011	2.2067971%
February 10, 2012	2.5202804%
August 10, 2012	2.0571951%
February 10, 2013	2.3334374%
August 10, 2013	1.5650576%
February 10, 2014	2.3957249%
August 10, 2014	2.1900666%
February 10, 2015	2.5961686%
August 10, 2015	1.9666038%
February 10, 2016	2.9285947%
August 10, 2016	2.0472657%
February 10, 2017	2.7454644%
August 10, 2017	1.8490553%
February 10, 2018	2.0199590%
August 10, 2018	1.7282756%
February 10, 2019	1.8363071%
August 10, 2019	0.9659124%
February 10, 2020	1.7842792%
August 10, 2020	1.9117485%
February 10, 2021	3.4690958%
August 10, 2021	1.5832553%
February 10, 2022	3.6015983%
August 10, 2022	30.3029792%

Sch. III - 33

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 737-832
N3758Y

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.0905682%
August 10, 2008	0.8418048%
February 10, 2009	1.9694244%
August 10, 2009	1.9694244%
February 10, 2010	1.9694244%
August 10, 2010	1.9694244%
February 10, 2011	4.9341496%
August 10, 2011	4.9341496%
February 10, 2012	3.2611976%
August 10, 2012	3.2611976%
February 10, 2013	1.7788351%
August 10, 2013	1.7788351%
February 10, 2014	1.7788351%
August 10, 2014	1.7788351%
February 10, 2015	1.7788351%
August 10, 2015	1.7788351%
February 10, 2016	1.7788351%
August 10, 2016	1.7788351%
February 10, 2017	3.4517871%
August 10, 2017	3.4517871%
February 10, 2018	3.2823743%
August 10, 2018	3.2823743%
February 10, 2019	3.1129614%
August 10, 2019	3.1129614%
February 10, 2020	3.7694362%
August 10, 2020	3.7694362%
February 10, 2021	3.4306105%
August 10, 2021	3.4306105%
February 10, 2022	3.4306105%
August 10, 2022	20.0436046%

Sch. III - 34

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 737-832
N3758Y

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.4656864%
August 10, 2008	0.9506564%
February 10, 2009	2.7316686%
August 10, 2009	2.7316686%
February 10, 2010	2.6111537%
August 10, 2010	2.6111537%
February 10, 2011	3.8966448%
August 10, 2011	3.8966448%
February 10, 2012	2.3098668%
August 10, 2012	2.3098668%
February 10, 2013	3.4748430%
August 10, 2013	3.4748430%
February 10, 2014	3.4748430%
August 10, 2014	64.0604605%

Sch. III - 35

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-332ER
N174DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6761392%
August 10, 2008	4.0202266%
February 10, 2009	2.6884129%
August 10, 2009	3.0954626%
February 10, 2010	3.1961474%
August 10, 2010	3.4224809%
February 10, 2011	2.6975593%
August 10, 2011	3.2474572%
February 10, 2012	2.2735399%
August 10, 2012	2.2538264%
February 10, 2013	2.0910831%
August 10, 2013	1.8200141%
February 10, 2014	2.1312853%
August 10, 2014	3.5743983%
February 10, 2015	2.2469590%
August 10, 2015	3.3860060%
February 10, 2016	2.4566940%
August 10, 2016	3.4498086%
February 10, 2017	2.2219972%
August 10, 2017	2.4112875%
February 10, 2018	1.5990385%
August 10, 2018	2.8500594%
February 10, 2019	1.4155898%
August 10, 2019	3.4361057%
February 10, 2020	1.2886577%
August 10, 2020	4.2316622%
February 10, 2021	2.3020440%
August 10, 2021	4.3083535%
February 10, 2022	2.1304883%
August 10, 2022	21.0772152%

Sch. III - 36

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-332ER
N174DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.4696118%
August 10, 2008	0.9552824%
February 10, 2009	5.3989632%
August 10, 2009	5.3989632%
February 10, 2010	3.5913808%
August 10, 2010	3.5913808%
February 10, 2011	4.8994996%
August 10, 2011	4.8994996%
February 10, 2012	4.6140919%
August 10, 2012	4.6140919%
February 10, 2013	3.0205654%
August 10, 2013	3.0205654%
February 10, 2014	3.4011090%
August 10, 2014	3.4011090%
February 10, 2015	3.2108371%
August 10, 2015	3.2108371%
February 10, 2016	3.0205654%
August 10, 2016	3.0205654%
February 10, 2017	2.8302935%
August 10, 2017	2.8302935%
February 10, 2018	2.6400217%
August 10, 2018	2.6400217%
February 10, 2019	2.8540775%
August 10, 2019	2.8540775%
February 10, 2020	2.6162377%
August 10, 2020	2.6162377%
February 10, 2021	1.9027183%
August 10, 2021	1.9027183%
February 10, 2022	1.9027183%
August 10, 2022	5.6716654%

Sch. III - 37

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-332ER
N174DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.2333706%
August 10, 2008	1.4575312%
February 10, 2009	5.9401330%
August 10, 2009	5.9401330%
February 10, 2010	5.5727020%
August 10, 2010	5.5727020%
February 10, 2011	3.3374973%
August 10, 2011	3.3374973%
February 10, 2012	4.9296980%
August 10, 2012	4.9296980%
February 10, 2013	4.5622670%
August 10, 2013	4.5622670%
February 10, 2014	4.5622670%
August 10, 2014	43.0622365%

Sch. III - 38

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-332ER
N175DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6766963%
August 10, 2008	3.8627888%
February 10, 2009	2.6929332%
August 10, 2009	2.9393501%
February 10, 2010	3.2074126%
August 10, 2010	3.2714464%
February 10, 2011	2.7125055%
August 10, 2011	3.0994744%
February 10, 2012	2.2911711%
August 10, 2012	2.0992211%
February 10, 2013	2.1124085%
August 10, 2013	1.6583176%
February 10, 2014	2.1587964%
August 10, 2014	2.2253396%
February 10, 2015	2.3275149%
August 10, 2015	3.1536201%
February 10, 2016	2.5605200%
August 10, 2016	3.2209239%
February 10, 2017	2.3328011%
August 10, 2017	2.1224506%
February 10, 2018	1.6934312%
August 10, 2018	2.5658085%
February 10, 2019	1.5150913%
August 10, 2019	1.8996549%
February 10, 2020	1.4440730%
August 10, 2020	3.7873187%
February 10, 2021	2.6533813%
August 10, 2021	3.8513240%
February 10, 2022	2.5579613%
August 10, 2022	25.3062639%

Sch. III - 39

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-332ER
N175DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3325643%
August 10, 2008	0.9257144%
February 10, 2009	5.3222706%
August 10, 2009	5.3222706%
February 10, 2010	3.5177238%
August 10, 2010	3.5177238%
February 10, 2011	4.8425808%
August 10, 2011	4.8425808%
February 10, 2012	4.5684725%
August 10, 2012	4.5684725%
February 10, 2013	2.9695072%
August 10, 2013	2.9695072%
February 10, 2014	2.8324529%
August 10, 2014	2.8324529%
February 10, 2015	3.1750884%
August 10, 2015	3.1750884%
February 10, 2016	2.9923495%
August 10, 2016	2.9923495%
February 10, 2017	2.8096106%
August 10, 2017	2.8096106%
February 10, 2018	2.6268718%
August 10, 2018	2.6268718%
February 10, 2019	2.4441328%
August 10, 2019	2.4441328%
February 10, 2020	2.6268718%
August 10, 2020	2.6268718%
February 10, 2021	1.8273890%
August 10, 2021	1.8273890%
February 10, 2022	1.8273890%
August 10, 2022	8.8036888%

Sch. III - 40

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-332ER
N175DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1462604%
August 10, 2008	1.3689038%
February 10, 2009	5.8844364%
August 10, 2009	5.8844364%
February 10, 2010	5.5313703%
August 10, 2010	5.5313703%
February 10, 2011	3.2952844%
August 10, 2011	3.2952844%
February 10, 2012	4.9135043%
August 10, 2012	4.9135043%
February 10, 2013	4.5604382%
August 10, 2013	4.5604382%
February 10, 2014	4.5604382%
August 10, 2014	43.5543301%

Sch. III - 41

SCHEDULE I to
Indenture and Security Agreement
(Cont’d

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-332ER
N176DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6766963%
August 10, 2008	3.8627888%
February 10, 2009	2.6929332%
August 10, 2009	2.9393501%
February 10, 2010	3.2074126%
August 10, 2010	3.2714464%
February 10, 2011	2.7125055%
August 10, 2011	3.0994744%
February 10, 2012	2.2911711%
August 10, 2012	2.0992211%
February 10, 2013	2.1124085%
August 10, 2013	1.6583176%
February 10, 2014	2.1587964%
August 10, 2014	2.2253396%
February 10, 2015	2.3275149%
August 10, 2015	3.1536201%
February 10, 2016	2.5605200%
August 10, 2016	3.2209239%
February 10, 2017	2.3328011%
August 10, 2017	2.1224506%
February 10, 2018	1.6934312%
August 10, 2018	2.5658085%
February 10, 2019	1.5150913%
August 10, 2019	1.8996549%
February 10, 2020	1.4440730%
August 10, 2020	3.7873187%
February 10, 2021	2.6533813%
August 10, 2021	3.8513240%
February 10, 2022	2.5579613%
August 10, 2022	25.3062639%

Sch. III - 42

SCHEDULE I to
Indenture and Security Agreement
(Cont’d

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-332ER
N176DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3325643%
August 10, 2008	0.9257144%
February 10, 2009	5.3222706%
August 10, 2009	5.3222706%
February 10, 2010	3.5177238%
August 10, 2010	3.5177238%
February 10, 2011	4.8425808%
August 10, 2011	4.8425808%
February 10, 2012	4.5684725%
August 10, 2012	4.5684725%
February 10, 2013	2.9695072%
August 10, 2013	2.9695072%
February 10, 2014	2.8324529%
August 10, 2014	2.8324529%
February 10, 2015	3.1750884%
August 10, 2015	3.1750884%
February 10, 2016	2.9923495%
August 10, 2016	2.9923495%
February 10, 2017	2.8096106%
August 10, 2017	2.8096106%
February 10, 2018	2.6268718%
August 10, 2018	2.6268718%
February 10, 2019	2.4441328%
August 10, 2019	2.4441328%
February 10, 2020	2.6268718%
August 10, 2020	2.6268718%
February 10, 2021	1.8273890%
August 10, 2021	1.8273890%
February 10, 2022	1.8273890%
August 10, 2022	8.8036888%

Sch. III - 43

SCHEDULE I to
Indenture and Security Agreement
(Cont’d

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-332ER
N176DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1462604%
August 10, 2008	1.3689038%
February 10, 2009	5.8844364%
August 10, 2009	5.8844364%
February 10, 2010	5.5313703%
August 10, 2010	5.5313703%
February 10, 2011	3.2952844%
August 10, 2011	3.2952844%
February 10, 2012	4.9135043%
August 10, 2012	4.9135043%
February 10, 2013	4.5604382%
August 10, 2013	4.5604382%
February 10, 2014	4.5604382%
August 10, 2014	43.5543301%

Sch. III - 44

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-332ER
N177DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6766963%
August 10, 2008	3.8627888%
February 10, 2009	2.6929332%
August 10, 2009	2.9393501%
February 10, 2010	3.2074126%
August 10, 2010	3.2714464%
February 10, 2011	2.7125055%
August 10, 2011	3.0994744%
February 10, 2012	2.2911711%
August 10, 2012	2.0992211%
February 10, 2013	2.1124085%
August 10, 2013	1.6583176%
February 10, 2014	2.1587964%
August 10, 2014	2.2253396%
February 10, 2015	2.3275149%
August 10, 2015	3.1536201%
February 10, 2016	2.5605200%
August 10, 2016	3.2209239%
February 10, 2017	2.3328011%
August 10, 2017	2.1224506%
February 10, 2018	1.6934312%
August 10, 2018	2.5658085%
February 10, 2019	1.5150913%
August 10, 2019	1.8996549%
February 10, 2020	1.4440730%
August 10, 2020	3.7873187%
February 10, 2021	2.6533813%
August 10, 2021	3.8513240%
February 10, 2022	2.5579613%
August 10, 2022	25.3062639%

Sch. III - 45

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-332ER
N177DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3325643%
August 10, 2008	0.9257144%
February 10, 2009	5.3222706%
August 10, 2009	5.3222706%
February 10, 2010	3.5177238%
August 10, 2010	3.5177238%
February 10, 2011	4.8425808%
August 10, 2011	4.8425808%
February 10, 2012	4.5684725%
August 10, 2012	4.5684725%
February 10, 2013	2.9695072%
August 10, 2013	2.9695072%
February 10, 2014	2.8324529%
August 10, 2014	2.8324529%
February 10, 2015	3.1750884%
August 10, 2015	3.1750884%
February 10, 2016	2.9923495%
August 10, 2016	2.9923495%
February 10, 2017	2.8096106%
August 10, 2017	2.8096106%
February 10, 2018	2.6268718%
August 10, 2018	2.6268718%
February 10, 2019	2.4441328%
August 10, 2019	2.4441328%
February 10, 2020	2.6268718%
August 10, 2020	2.6268718%
February 10, 2021	1.8273890%
August 10, 2021	1.8273890%
February 10, 2022	1.8273890%
August 10, 2022	8.8036888%

Sch. III - 46

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-332ER
N177DZ

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1462604%
August 10, 2008	1.3689038%
February 10, 2009	5.8844364%
August 10, 2009	5.8844364%
February 10, 2010	5.5313703%
August 10, 2010	5.5313703%
February 10, 2011	3.2952844%
August 10, 2011	3.2952844%
February 10, 2012	4.9135043%
August 10, 2012	4.9135043%
February 10, 2013	4.5604382%
August 10, 2013	4.5604382%
February 10, 2014	4.5604382%
August 10, 2014	43.5543301%

Sch. III - 47

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N825MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6762863%
August 10, 2008	3.7195126%
February 10, 2009	2.6970733%
August 10, 2009	3.7024300%
February 10, 2010	3.2177781%
August 10, 2010	3.0945537%
February 10, 2011	2.7262790%
August 10, 2011	2.9254039%
February 10, 2012	2.3074313%
August 10, 2012	2.7145482%
February 10, 2013	2.1320849%
August 10, 2013	1.4343058%
February 10, 2014	2.1841877%
August 10, 2014	2.0059673%
February 10, 2015	2.3612078%
August 10, 2015	1.8031866%
February 10, 2016	2.6564224%
August 10, 2016	2.9099481%
February 10, 2017	2.4351542%
August 10, 2017	1.7560928%
February 10, 2018	1.7806288%
August 10, 2018	2.2036822%
February 10, 2019	1.6070118%
August 10, 2019	1.4689269%
February 10, 2020	1.5479686%
August 10, 2020	2.6635327%
February 10, 2021	2.9779876%
August 10, 2021	3.2425212%
February 10, 2022	2.9529197%
August 10, 2022	28.0949665%

Sch. III - 48

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N825MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7967751%
August 10, 2008	1.2916936%
February 10, 2009	3.6484583%
August 10, 2009	3.6484583%
February 10, 2010	3.5165862%
August 10, 2010	3.5165862%
February 10, 2011	4.8572848%
August 10, 2011	4.8572848%
February 10, 2012	3.1869062%
August 10, 2012	3.1869062%
February 10, 2013	3.0550343%
August 10, 2013	3.0550343%
February 10, 2014	2.9231623%
August 10, 2014	2.9231623%
February 10, 2015	2.7912903%
August 10, 2015	2.7912903%
February 10, 2016	3.1429489%
August 10, 2016	3.1429489%
February 10, 2017	4.0001169%
August 10, 2017	4.0001169%
February 10, 2018	2.7033757%
August 10, 2018	2.7033757%
February 10, 2019	2.5275464%
August 10, 2019	2.5275464%
February 10, 2020	1.5824638%
August 10, 2020	1.5824638%
February 10, 2021	1.9780797%
August 10, 2021	1.9780797%
February 10, 2022	1.9780797%
August 10, 2022	14.1069441%

Sch. III - 49

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N825MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.8005204%
August 10, 2008	1.5888440%
February 10, 2009	5.8296032%
August 10, 2009	5.8296032%
February 10, 2010	5.4900146%
August 10, 2010	5.4900146%
February 10, 2011	3.2543902%
August 10, 2011	3.2543902%
February 10, 2012	4.8957347%
August 10, 2012	4.8957347%
February 10, 2013	4.5561462%
August 10, 2013	4.5561462%
February 10, 2014	4.5561462%
August 10, 2014	44.0027117%

Sch. III - 50

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N826MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6762863%
August 10, 2008	3.7195126%
February 10, 2009	2.6970733%
August 10, 2009	3.7024300%
February 10, 2010	3.2177781%
August 10, 2010	3.0945537%
February 10, 2011	2.7262790%
August 10, 2011	2.9254039%
February 10, 2012	2.3074313%
August 10, 2012	2.7145482%
February 10, 2013	2.1320849%
August 10, 2013	1.4343058%
February 10, 2014	2.1841877%
August 10, 2014	2.0059673%
February 10, 2015	2.3612078%
August 10, 2015	1.8031866%
February 10, 2016	2.6564224%
August 10, 2016	2.9099481%
February 10, 2017	2.4351542%
August 10, 2017	1.7560928%
February 10, 2018	1.7806288%
August 10, 2018	2.2036822%
February 10, 2019	1.6070118%
August 10, 2019	1.4689269%
February 10, 2020	1.5479686%
August 10, 2020	2.6635327%
February 10, 2021	2.9779876%
August 10, 2021	3.2425212%
February 10, 2022	2.9529197%
August 10, 2022	28.0949665%

Sch. III - 51

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N826MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7967751%
August 10, 2008	1.2916936%
February 10, 2009	3.6484583%
August 10, 2009	3.6484583%
February 10, 2010	3.5165862%
August 10, 2010	3.5165862%
February 10, 2011	4.8572848%
August 10, 2011	4.8572848%
February 10, 2012	3.1869062%
August 10, 2012	3.1869062%
February 10, 2013	3.0550343%
August 10, 2013	3.0550343%
February 10, 2014	2.9231623%
August 10, 2014	2.9231623%
February 10, 2015	2.7912903%
August 10, 2015	2.7912903%
February 10, 2016	3.1429489%
August 10, 2016	3.1429489%
February 10, 2017	4.0001169%
August 10, 2017	4.0001169%
February 10, 2018	2.7033757%
August 10, 2018	2.7033757%
February 10, 2019	2.5275464%
August 10, 2019	2.5275464%
February 10, 2020	1.5824638%
August 10, 2020	1.5824638%
February 10, 2021	1.9780797%
August 10, 2021	1.9780797%
February 10, 2022	1.9780797%
August 10, 2022	14.1069441%

Sch. III - 52

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N826MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.8005204%
August 10, 2008	1.5888440%
February 10, 2009	5.8296032%
August 10, 2009	5.8296032%
February 10, 2010	5.4900146%
August 10, 2010	5.4900146%
February 10, 2011	3.2543902%
August 10, 2011	3.2543902%
February 10, 2012	4.8957347%
August 10, 2012	4.8957347%
February 10, 2013	4.5561462%
August 10, 2013	4.5561462%
February 10, 2014	4.5561462%
August 10, 2014	44.0027117%

Sch. III - 53

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N827MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6740380%
August 10, 2008	3.6263171%
February 10, 2009	2.6998234%
August 10, 2009	3.6147693%
February 10, 2010	3.2244330%
August 10, 2010	3.0088664%
February 10, 2011	2.7350210%
August 10, 2011	2.8414603%
February 10, 2012	2.3176922%
August 10, 2012	2.6313594%
February 10, 2013	2.1444585%
August 10, 2013	1.3433139%
February 10, 2014	2.2001183%
August 10, 2014	1.9178975%
February 10, 2015	2.3823117%
August 10, 2015	1.7129930%
February 10, 2016	2.6850091%
August 10, 2016	2.1271548%
February 10, 2017	2.4989556%
August 10, 2017	1.5926799%
February 10, 2018	1.8349639%
August 10, 2018	2.0429296%
February 10, 2019	1.6642723%
August 10, 2019	1.2654701%
February 10, 2020	1.6126713%
August 10, 2020	2.4925070%
February 10, 2021	3.1250251%
August 10, 2021	2.3514415%
February 10, 2022	3.1986955%
August 10, 2022	30.4333513%

Sch. III - 54

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N827MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7149424%
August 10, 2008	1.2779051%
February 10, 2009	3.6009508%
August 10, 2009	3.6009508%
February 10, 2010	3.4723360%
August 10, 2010	3.4723360%
February 10, 2011	4.8225284%
August 10, 2011	4.8225284%
February 10, 2012	3.1507991%
August 10, 2012	3.1507991%
February 10, 2013	3.0221844%
August 10, 2013	3.0221844%
February 10, 2014	2.8935695%
August 10, 2014	2.8935695%
February 10, 2015	2.7649548%
August 10, 2015	2.7649548%
February 10, 2016	2.7954610%
August 10, 2016	2.7954610%
February 10, 2017	4.0149386%
August 10, 2017	4.0149386%
February 10, 2018	2.6934147%
August 10, 2018	2.6934147%
February 10, 2019	2.5219283%
August 10, 2019	2.5219283%
February 10, 2020	1.5433772%
August 10, 2020	1.5433772%
February 10, 2021	1.6735671%
August 10, 2021	1.6735671%
February 10, 2022	1.6735671%
August 10, 2022	16.3935656%

Sch. III - 55

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N827MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.7480923%
August 10, 2008	1.5621551%
February 10, 2009	5.7961810%
August 10, 2009	5.7961810%
February 10, 2010	5.4649321%
August 10, 2010	5.4649321%
February 10, 2011	3.2293396%
August 10, 2011	3.2293396%
February 10, 2012	4.8852464%
August 10, 2012	4.8852464%
February 10, 2013	4.5539973%
August 10, 2013	4.5539973%
February 10, 2014	4.5539973%
August 10, 2014	44.2763628%

Sch. III - 56

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N834MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6762863%
August 10, 2008	3.7195126%
February 10, 2009	2.6970733%
August 10, 2009	3.7024300%
February 10, 2010	3.2177781%
August 10, 2010	3.0945537%
February 10, 2011	2.7262790%
August 10, 2011	2.9254039%
February 10, 2012	2.3074313%
August 10, 2012	2.7145482%
February 10, 2013	2.1320849%
August 10, 2013	1.4343058%
February 10, 2014	2.1841877%
August 10, 2014	2.0059673%
February 10, 2015	2.3612078%
August 10, 2015	1.8031866%
February 10, 2016	2.6564224%
August 10, 2016	2.9099481%
February 10, 2017	2.4351542%
August 10, 2017	1.7560928%
February 10, 2018	1.7806288%
August 10, 2018	2.2036822%
February 10, 2019	1.6070118%
August 10, 2019	1.4689269%
February 10, 2020	1.5479686%
August 10, 2020	2.6635327%
February 10, 2021	2.9779876%
August 10, 2021	3.2425212%
February 10, 2022	2.9529197%
August 10, 2022	28.0949665%

Sch. III - 57

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N834MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7967751%
August 10, 2008	1.2916936%
February 10, 2009	3.6484583%
August 10, 2009	3.6484583%
February 10, 2010	3.5165862%
August 10, 2010	3.5165862%
February 10, 2011	4.8572848%
August 10, 2011	4.8572848%
February 10, 2012	3.1869062%
August 10, 2012	3.1869062%
February 10, 2013	3.0550343%
August 10, 2013	3.0550343%
February 10, 2014	2.9231623%
August 10, 2014	2.9231623%
February 10, 2015	2.7912903%
August 10, 2015	2.7912903%
February 10, 2016	3.1429489%
August 10, 2016	3.1429489%
February 10, 2017	4.0001169%
August 10, 2017	4.0001169%
February 10, 2018	2.7033757%
August 10, 2018	2.7033757%
February 10, 2019	2.5275464%
August 10, 2019	2.5275464%
February 10, 2020	1.5824638%
August 10, 2020	1.5824638%
February 10, 2021	1.9780797%
August 10, 2021	1.9780797%
February 10, 2022	1.9780797%
August 10, 2022	14.1069441%

Sch. III - 58

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N834MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.8005204%
August 10, 2008	1.5888440%
February 10, 2009	5.8296032%
August 10, 2009	5.8296032%
February 10, 2010	5.4900146%
August 10, 2010	5.4900146%
February 10, 2011	3.2543902%
August 10, 2011	3.2543902%
February 10, 2012	4.8957347%
August 10, 2012	4.8957347%
February 10, 2013	4.5561462%
August 10, 2013	4.5561462%
February 10, 2014	4.5561462%
August 10, 2014	44.0027117%

Sch. III - 59

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N835MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6762863%
August 10, 2008	3.7195126%
February 10, 2009	2.6970733%
August 10, 2009	3.7024300%
February 10, 2010	3.2177781%
August 10, 2010	3.0945537%
February 10, 2011	2.7262790%
August 10, 2011	2.9254039%
February 10, 2012	2.3074313%
August 10, 2012	2.7145482%
February 10, 2013	2.1320849%
August 10, 2013	1.4343058%
February 10, 2014	2.1841877%
August 10, 2014	2.0059673%
February 10, 2015	2.3612078%
August 10, 2015	1.8031866%
February 10, 2016	2.6564224%
August 10, 2016	2.9099481%
February 10, 2017	2.4351542%
August 10, 2017	1.7560928%
February 10, 2018	1.7806288%
August 10, 2018	2.2036822%
February 10, 2019	1.6070118%
August 10, 2019	1.4689269%
February 10, 2020	1.5479686%
August 10, 2020	2.6635327%
February 10, 2021	2.9779876%
August 10, 2021	3.2425212%
February 10, 2022	2.9529197%
August 10, 2022	28.0949665%

Sch. III - 60

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N835MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7967751%
August 10, 2008	1.2916936%
February 10, 2009	3.6484583%
August 10, 2009	3.6484583%
February 10, 2010	3.5165862%
August 10, 2010	3.5165862%
February 10, 2011	4.8572848%
August 10, 2011	4.8572848%
February 10, 2012	3.1869062%
August 10, 2012	3.1869062%
February 10, 2013	3.0550343%
August 10, 2013	3.0550343%
February 10, 2014	2.9231623%
August 10, 2014	2.9231623%
February 10, 2015	2.7912903%
August 10, 2015	2.7912903%
February 10, 2016	3.1429489%
August 10, 2016	3.1429489%
February 10, 2017	4.0001169%
August 10, 2017	4.0001169%
February 10, 2018	2.7033757%
August 10, 2018	2.7033757%
February 10, 2019	2.5275464%
August 10, 2019	2.5275464%
February 10, 2020	1.5824638%
August 10, 2020	1.5824638%
February 10, 2021	1.9780797%
August 10, 2021	1.9780797%
February 10, 2022	1.9780797%
August 10, 2022	14.1069441%

Sch. III - 61

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N835MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.8005204%
August 10, 2008	1.5888440%
February 10, 2009	5.8296032%
August 10, 2009	5.8296032%
February 10, 2010	5.4900146%
August 10, 2010	5.4900146%
February 10, 2011	3.2543902%
August 10, 2011	3.2543902%
February 10, 2012	4.8957347%
August 10, 2012	4.8957347%
February 10, 2013	4.5561462%
August 10, 2013	4.5561462%
February 10, 2014	4.5561462%
August 10, 2014	44.0027117%

Sch. III - 62

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N836MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6762863%
August 10, 2008	3.7195126%
February 10, 2009	2.6970733%
August 10, 2009	3.7024300%
February 10, 2010	3.2177781%
August 10, 2010	3.0945537%
February 10, 2011	2.7262790%
August 10, 2011	2.9254039%
February 10, 2012	2.3074313%
August 10, 2012	2.7145482%
February 10, 2013	2.1320849%
August 10, 2013	1.4343058%
February 10, 2014	2.1841877%
August 10, 2014	2.0059673%
February 10, 2015	2.3612078%
August 10, 2015	1.8031866%
February 10, 2016	2.6564224%
August 10, 2016	2.9099481%
February 10, 2017	2.4351542%
August 10, 2017	1.7560928%
February 10, 2018	1.7806288%
August 10, 2018	2.2036822%
February 10, 2019	1.6070118%
August 10, 2019	1.4689269%
February 10, 2020	1.5479686%
August 10, 2020	2.6635327%
February 10, 2021	2.9779876%
August 10, 2021	3.2425212%
February 10, 2022	2.9529197%
August 10, 2022	28.0949665%

Sch. III - 63

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N836MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7967751%
August 10, 2008	1.2916936%
February 10, 2009	3.6484583%
August 10, 2009	3.6484583%
February 10, 2010	3.5165862%
August 10, 2010	3.5165862%
February 10, 2011	4.8572848%
August 10, 2011	4.8572848%
February 10, 2012	3.1869062%
August 10, 2012	3.1869062%
February 10, 2013	3.0550343%
August 10, 2013	3.0550343%
February 10, 2014	2.9231623%
August 10, 2014	2.9231623%
February 10, 2015	2.7912903%
August 10, 2015	2.7912903%
February 10, 2016	3.1429489%
August 10, 2016	3.1429489%
February 10, 2017	4.0001169%
August 10, 2017	4.0001169%
February 10, 2018	2.7033757%
August 10, 2018	2.7033757%
February 10, 2019	2.5275464%
August 10, 2019	2.5275464%
February 10, 2020	1.5824638%
August 10, 2020	1.5824638%
February 10, 2021	1.9780797%
August 10, 2021	1.9780797%
February 10, 2022	1.9780797%
August 10, 2022	14.1069441%

Sch. III - 64

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N836MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.8005204%
August 10, 2008	1.5888440%
February 10, 2009	5.8296032%
August 10, 2009	5.8296032%
February 10, 2010	5.4900146%
August 10, 2010	5.4900146%
February 10, 2011	3.2543902%
August 10, 2011	3.2543902%
February 10, 2012	4.8957347%
August 10, 2012	4.8957347%
February 10, 2013	4.5561462%
August 10, 2013	4.5561462%
February 10, 2014	4.5561462%
August 10, 2014	44.0027117%

Sch. III - 65

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N837MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6762863%
August 10, 2008	3.7195126%
February 10, 2009	2.6970733%
August 10, 2009	3.7024300%
February 10, 2010	3.2177781%
August 10, 2010	3.0945537%
February 10, 2011	2.7262790%
August 10, 2011	2.9254039%
February 10, 2012	2.3074313%
August 10, 2012	2.7145482%
February 10, 2013	2.1320849%
August 10, 2013	1.4343058%
February 10, 2014	2.1841877%
August 10, 2014	2.0059673%
February 10, 2015	2.3612078%
August 10, 2015	1.8031866%
February 10, 2016	2.6564224%
August 10, 2016	2.9099481%
February 10, 2017	2.4351542%
August 10, 2017	1.7560928%
February 10, 2018	1.7806288%
August 10, 2018	2.2036822%
February 10, 2019	1.6070118%
August 10, 2019	1.4689269%
February 10, 2020	1.5479686%
August 10, 2020	2.6635327%
February 10, 2021	2.9779876%
August 10, 2021	3.2425212%
February 10, 2022	2.9529197%
August 10, 2022	28.0949665%

Sch. III - 66

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N837MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7967751%
August 10, 2008	1.2916936%
February 10, 2009	3.6484583%
August 10, 2009	3.6484583%
February 10, 2010	3.5165862%
August 10, 2010	3.5165862%
February 10, 2011	4.8572848%
August 10, 2011	4.8572848%
February 10, 2012	3.1869062%
August 10, 2012	3.1869062%
February 10, 2013	3.0550343%
August 10, 2013	3.0550343%
February 10, 2014	2.9231623%
August 10, 2014	2.9231623%
February 10, 2015	2.7912903%
August 10, 2015	2.7912903%
February 10, 2016	3.1429489%
August 10, 2016	3.1429489%
February 10, 2017	4.0001169%
August 10, 2017	4.0001169%
February 10, 2018	2.7033757%
August 10, 2018	2.7033757%
February 10, 2019	2.5275464%
August 10, 2019	2.5275464%
February 10, 2020	1.5824638%
August 10, 2020	1.5824638%
February 10, 2021	1.9780797%
August 10, 2021	1.9780797%
February 10, 2022	1.9780797%
August 10, 2022	14.1069441%

Sch. III - 67

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N837MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.8005204%
August 10, 2008	1.5888440%
February 10, 2009	5.8296032%
August 10, 2009	5.8296032%
February 10, 2010	5.4900146%
August 10, 2010	5.4900146%
February 10, 2011	3.2543902%
August 10, 2011	3.2543902%
February 10, 2012	4.8957347%
August 10, 2012	4.8957347%
February 10, 2013	4.5561462%
August 10, 2013	4.5561462%
February 10, 2014	4.5561462%
August 10, 2014	44.0027117%

Sch. III - 68

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N838MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6740380%
August 10, 2008	3.6263171%
February 10, 2009	2.6998234%
August 10, 2009	3.6147693%
February 10, 2010	3.2244330%
August 10, 2010	3.0088664%
February 10, 2011	2.7350210%
August 10, 2011	2.8414603%
February 10, 2012	2.3176922%
August 10, 2012	2.6313594%
February 10, 2013	2.1444585%
August 10, 2013	1.3433139%
February 10, 2014	2.2001183%
August 10, 2014	1.9178975%
February 10, 2015	2.3823117%
August 10, 2015	1.7129930%
February 10, 2016	2.6850091%
August 10, 2016	2.1271548%
February 10, 2017	2.4989556%
August 10, 2017	1.5926799%
February 10, 2018	1.8349639%
August 10, 2018	2.0429296%
February 10, 2019	1.6642723%
August 10, 2019	1.2654701%
February 10, 2020	1.6126713%
August 10, 2020	2.4925070%
February 10, 2021	3.1250251%
August 10, 2021	2.3514415%
February 10, 2022	3.1986955%
August 10, 2022	30.4333513%

Sch. III - 69

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N838MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7149424%
August 10, 2008	1.2779051%
February 10, 2009	3.6009508%
August 10, 2009	3.6009508%
February 10, 2010	3.4723360%
August 10, 2010	3.4723360%
February 10, 2011	4.8225284%
August 10, 2011	4.8225284%
February 10, 2012	3.1507991%
August 10, 2012	3.1507991%
February 10, 2013	3.0221844%
August 10, 2013	3.0221844%
February 10, 2014	2.8935695%
August 10, 2014	2.8935695%
February 10, 2015	2.7649548%
August 10, 2015	2.7649548%
February 10, 2016	2.7954610%
August 10, 2016	2.7954610%
February 10, 2017	4.0149386%
August 10, 2017	4.0149386%
February 10, 2018	2.6934147%
August 10, 2018	2.6934147%
February 10, 2019	2.5219283%
August 10, 2019	2.5219283%
February 10, 2020	1.5433772%
August 10, 2020	1.5433772%
February 10, 2021	1.6735671%
August 10, 2021	1.6735671%
February 10, 2022	1.6735671%
August 10, 2022	16.3935656%

Sch. III - 70

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N838MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.7480923%
August 10, 2008	1.5621551%
February 10, 2009	5.7961810%
August 10, 2009	5.7961810%
February 10, 2010	5.4649321%
August 10, 2010	5.4649321%
February 10, 2011	3.2293396%
August 10, 2011	3.2293396%
February 10, 2012	4.8852464%
August 10, 2012	4.8852464%
February 10, 2013	4.5539973%
August 10, 2013	4.5539973%
February 10, 2014	4.5539973%
August 10, 2014	44.2763628%

Sch. III - 71

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N839MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6740380%
August 10, 2008	3.6263171%
February 10, 2009	2.6998234%
August 10, 2009	3.6147693%
February 10, 2010	3.2244330%
August 10, 2010	3.0088664%
February 10, 2011	2.7350210%
August 10, 2011	2.8414603%
February 10, 2012	2.3176922%
August 10, 2012	2.6313594%
February 10, 2013	2.1444585%
August 10, 2013	1.3433139%
February 10, 2014	2.2001183%
August 10, 2014	1.9178975%
February 10, 2015	2.3823117%
August 10, 2015	1.7129930%
February 10, 2016	2.6850091%
August 10, 2016	2.1271548%
February 10, 2017	2.4989556%
August 10, 2017	1.5926799%
February 10, 2018	1.8349639%
August 10, 2018	2.0429296%
February 10, 2019	1.6642723%
August 10, 2019	1.2654701%
February 10, 2020	1.6126713%
August 10, 2020	2.4925070%
February 10, 2021	3.1250251%
August 10, 2021	2.3514415%
February 10, 2022	3.1986955%
August 10, 2022	30.4333513%

Sch. III - 72

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N839MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7149424%
August 10, 2008	1.2779051%
February 10, 2009	3.6009508%
August 10, 2009	3.6009508%
February 10, 2010	3.4723360%
August 10, 2010	3.4723360%
February 10, 2011	4.8225284%
August 10, 2011	4.8225284%
February 10, 2012	3.1507991%
August 10, 2012	3.1507991%
February 10, 2013	3.0221844%
August 10, 2013	3.0221844%
February 10, 2014	2.8935695%
August 10, 2014	2.8935695%
February 10, 2015	2.7649548%
August 10, 2015	2.7649548%
February 10, 2016	2.7954610%
August 10, 2016	2.7954610%
February 10, 2017	4.0149386%
August 10, 2017	4.0149386%
February 10, 2018	2.6934147%
August 10, 2018	2.6934147%
February 10, 2019	2.5219283%
August 10, 2019	2.5219283%
February 10, 2020	1.5433772%
August 10, 2020	1.5433772%
February 10, 2021	1.6735671%
August 10, 2021	1.6735671%
February 10, 2022	1.6735671%
August 10, 2022	16.3935656%

Sch. III - 73

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N839MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.7480923%
August 10, 2008	1.5621551%
February 10, 2009	5.7961810%
August 10, 2009	5.7961810%
February 10, 2010	5.4649321%
August 10, 2010	5.4649321%
February 10, 2011	3.2293396%
August 10, 2011	3.2293396%
February 10, 2012	4.8852464%
August 10, 2012	4.8852464%
February 10, 2013	4.5539973%
August 10, 2013	4.5539973%
February 10, 2014	4.5539973%
August 10, 2014	44.2763628%

Sch. III - 74

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N840MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6740380%
August 10, 2008	3.6263171%
February 10, 2009	2.6998234%
August 10, 2009	3.6147693%
February 10, 2010	3.2244330%
August 10, 2010	3.0088664%
February 10, 2011	2.7350210%
August 10, 2011	2.8414603%
February 10, 2012	2.3176922%
August 10, 2012	2.6313594%
February 10, 2013	2.1444585%
August 10, 2013	1.3433139%
February 10, 2014	2.2001183%
August 10, 2014	1.9178975%
February 10, 2015	2.3823117%
August 10, 2015	1.7129930%
February 10, 2016	2.6850091%
August 10, 2016	2.1271548%
February 10, 2017	2.4989556%
August 10, 2017	1.5926799%
February 10, 2018	1.8349639%
August 10, 2018	2.0429296%
February 10, 2019	1.6642723%
August 10, 2019	1.2654701%
February 10, 2020	1.6126713%
August 10, 2020	2.4925070%
February 10, 2021	3.1250251%
August 10, 2021	2.3514415%
February 10, 2022	3.1986955%
August 10, 2022	30.4333513%

Sch. III - 75

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N840MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7149424%
August 10, 2008	1.2779051%
February 10, 2009	3.6009508%
August 10, 2009	3.6009508%
February 10, 2010	3.4723360%
August 10, 2010	3.4723360%
February 10, 2011	4.8225284%
August 10, 2011	4.8225284%
February 10, 2012	3.1507991%
August 10, 2012	3.1507991%
February 10, 2013	3.0221844%
August 10, 2013	3.0221844%
February 10, 2014	2.8935695%
August 10, 2014	2.8935695%
February 10, 2015	2.7649548%
August 10, 2015	2.7649548%
February 10, 2016	2.7954610%
August 10, 2016	2.7954610%
February 10, 2017	4.0149386%
August 10, 2017	4.0149386%
February 10, 2018	2.6934147%
August 10, 2018	2.6934147%
February 10, 2019	2.5219283%
August 10, 2019	2.5219283%
February 10, 2020	1.5433772%
August 10, 2020	1.5433772%
February 10, 2021	1.6735671%
August 10, 2021	1.6735671%
February 10, 2022	1.6735671%
August 10, 2022	16.3935656%

Sch. III - 76

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N840MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.7480923%
August 10, 2008	1.5621551%
February 10, 2009	5.7961810%
August 10, 2009	5.7961810%
February 10, 2010	5.4649321%
August 10, 2010	5.4649321%
February 10, 2011	3.2293396%
August 10, 2011	3.2293396%
February 10, 2012	4.8852464%
August 10, 2012	4.8852464%
February 10, 2013	4.5539973%
August 10, 2013	4.5539973%
February 10, 2014	4.5539973%
August 10, 2014	44.2763628%

Sch. III - 77

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N841MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6740380%
August 10, 2008	3.6263171%
February 10, 2009	2.6998234%
August 10, 2009	3.6147693%
February 10, 2010	3.2244330%
August 10, 2010	3.0088664%
February 10, 2011	2.7350210%
August 10, 2011	2.8414603%
February 10, 2012	2.3176922%
August 10, 2012	2.6313594%
February 10, 2013	2.1444585%
August 10, 2013	1.3433139%
February 10, 2014	2.2001183%
August 10, 2014	1.9178975%
February 10, 2015	2.3823117%
August 10, 2015	1.7129930%
February 10, 2016	2.6850091%
August 10, 2016	2.1271548%
February 10, 2017	2.4989556%
August 10, 2017	1.5926799%
February 10, 2018	1.8349639%
August 10, 2018	2.0429296%
February 10, 2019	1.6642723%
August 10, 2019	1.2654701%
February 10, 2020	1.6126713%
August 10, 2020	2.4925070%
February 10, 2021	3.1250251%
August 10, 2021	2.3514415%
February 10, 2022	3.1986955%
August 10, 2022	30.4333513%

Sch. III - 78

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N841MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7149424%
August 10, 2008	1.2779051%
February 10, 2009	3.6009508%
August 10, 2009	3.6009508%
February 10, 2010	3.4723360%
August 10, 2010	3.4723360%
February 10, 2011	4.8225284%
August 10, 2011	4.8225284%
February 10, 2012	3.1507991%
August 10, 2012	3.1507991%
February 10, 2013	3.0221844%
August 10, 2013	3.0221844%
February 10, 2014	2.8935695%
August 10, 2014	2.8935695%
February 10, 2015	2.7649548%
August 10, 2015	2.7649548%
February 10, 2016	2.7954610%
August 10, 2016	2.7954610%
February 10, 2017	4.0149386%
August 10, 2017	4.0149386%
February 10, 2018	2.6934147%
August 10, 2018	2.6934147%
February 10, 2019	2.5219283%
August 10, 2019	2.5219283%
February 10, 2020	1.5433772%
August 10, 2020	1.5433772%
February 10, 2021	1.6735671%
August 10, 2021	1.6735671%
February 10, 2022	1.6735671%
August 10, 2022	16.3935656%

Sch. III - 79

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N841MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.7480923%
August 10, 2008	1.5621551%
February 10, 2009	5.7961810%
August 10, 2009	5.7961810%
February 10, 2010	5.4649321%
August 10, 2010	5.4649321%
February 10, 2011	3.2293396%
August 10, 2011	3.2293396%
February 10, 2012	4.8852464%
August 10, 2012	4.8852464%
February 10, 2013	4.5539973%
August 10, 2013	4.5539973%
February 10, 2014	4.5539973%
August 10, 2014	44.2763628%

Sch. III - 80

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N842MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6740380%
August 10, 2008	3.6263171%
February 10, 2009	2.6998234%
August 10, 2009	3.6147693%
February 10, 2010	3.2244330%
August 10, 2010	3.0088664%
February 10, 2011	2.7350210%
August 10, 2011	2.8414603%
February 10, 2012	2.3176922%
August 10, 2012	2.6313594%
February 10, 2013	2.1444585%
August 10, 2013	1.3433139%
February 10, 2014	2.2001183%
August 10, 2014	1.9178975%
February 10, 2015	2.3823117%
August 10, 2015	1.7129930%
February 10, 2016	2.6850091%
August 10, 2016	2.1271548%
February 10, 2017	2.4989556%
August 10, 2017	1.5926799%
February 10, 2018	1.8349639%
August 10, 2018	2.0429296%
February 10, 2019	1.6642723%
August 10, 2019	1.2654701%
February 10, 2020	1.6126713%
August 10, 2020	2.4925070%
February 10, 2021	3.1250251%
August 10, 2021	2.3514415%
February 10, 2022	3.1986955%
August 10, 2022	30.4333513%

Sch. III - 81

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N842MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.7149424%
August 10, 2008	1.2779051%
February 10, 2009	3.6009508%
August 10, 2009	3.6009508%
February 10, 2010	3.4723360%
August 10, 2010	3.4723360%
February 10, 2011	4.8225284%
August 10, 2011	4.8225284%
February 10, 2012	3.1507991%
August 10, 2012	3.1507991%
February 10, 2013	3.0221844%
August 10, 2013	3.0221844%
February 10, 2014	2.8935695%
August 10, 2014	2.8935695%
February 10, 2015	2.7649548%
August 10, 2015	2.7649548%
February 10, 2016	2.7954610%
August 10, 2016	2.7954610%
February 10, 2017	4.0149386%
August 10, 2017	4.0149386%
February 10, 2018	2.6934147%
August 10, 2018	2.6934147%
February 10, 2019	2.5219283%
August 10, 2019	2.5219283%
February 10, 2020	1.5433772%
August 10, 2020	1.5433772%
February 10, 2021	1.6735671%
August 10, 2021	1.6735671%
February 10, 2022	1.6735671%
August 10, 2022	16.3935656%

Sch. III - 82

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N842MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.7480923%
August 10, 2008	1.5621551%
February 10, 2009	5.7961810%
August 10, 2009	5.7961810%
February 10, 2010	5.4649321%
August 10, 2010	5.4649321%
February 10, 2011	3.2293396%
August 10, 2011	3.2293396%
February 10, 2012	4.8852464%
August 10, 2012	4.8852464%
February 10, 2013	4.5539973%
August 10, 2013	4.5539973%
February 10, 2014	4.5539973%
August 10, 2014	44.2763628%

Sch. III - 83

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N843MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6742728%
August 10, 2008	3.4976526%
February 10, 2009	2.7035239%
August 10, 2009	3.4903172%
February 10, 2010	3.2336276%
August 10, 2010	2.8872540%
February 10, 2011	2.7472078%
August 10, 2011	2.7223305%
February 10, 2012	2.3320612%
August 10, 2012	2.5133139%
February 10, 2013	2.1618331%
August 10, 2013	1.2143070%
February 10, 2014	2.2225280%
August 10, 2014	1.7929888%
February 10, 2015	2.4120375%
August 10, 2015	1.5850903%
February 10, 2016	2.7253138%
August 10, 2016	1.6603725%
February 10, 2017	2.5594982%
August 10, 2017	0.7483532%
February 10, 2018	1.9118084%
August 10, 2018	1.8150409%
February 10, 2019	1.7452736%
August 10, 2019	0.9771383%
February 10, 2020	1.7042197%
August 10, 2020	2.2500317%
February 10, 2021	3.3331088%
August 10, 2021	1.7318413%
February 10, 2022	3.4855055%
August 10, 2022	33.1621476%

Sch. III - 84

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N843MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6027006%
August 10, 2008	1.2508141%
February 10, 2009	3.5344655%
August 10, 2009	3.5344655%
February 10, 2010	3.4104355%
August 10, 2010	3.4104355%
February 10, 2011	4.7743771%
August 10, 2011	4.7743771%
February 10, 2012	3.1003606%
August 10, 2012	3.1003606%
February 10, 2013	2.9763307%
August 10, 2013	2.9763307%
February 10, 2014	2.8523008%
August 10, 2014	2.8523008%
February 10, 2015	2.7282709%
August 10, 2015	2.7282709%
February 10, 2016	2.6042410%
August 10, 2016	2.6042410%
February 10, 2017	3.7364883%
August 10, 2017	3.7364883%
February 10, 2018	2.6799078%
August 10, 2018	2.6799078%
February 10, 2019	2.5145346%
August 10, 2019	2.5145346%
February 10, 2020	1.4883592%
August 10, 2020	1.4883592%
February 10, 2021	1.4883592%
August 10, 2021	1.4883592%
February 10, 2022	1.4883592%
August 10, 2022	18.8812635%

Sch. III - 85

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N843MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.6757365%
August 10, 2008	1.5195551%
February 10, 2009	5.7486402%
August 10, 2009	5.7486402%
February 10, 2010	5.4292158%
August 10, 2010	5.4292158%
February 10, 2011	3.1937445%
August 10, 2011	3.1937445%
February 10, 2012	4.8702232%
August 10, 2012	4.8702232%
February 10, 2013	4.5507988%
August 10, 2013	4.5507988%
February 10, 2014	4.5507988%
August 10, 2014	44.6686645%

Sch. III - 86

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 767-432ER
N844MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6742728%
August 10, 2008	3.4976526%
February 10, 2009	2.7035239%
August 10, 2009	3.4903172%
February 10, 2010	3.2336276%
August 10, 2010	2.8872540%
February 10, 2011	2.7472078%
August 10, 2011	2.7223305%
February 10, 2012	2.3320612%
August 10, 2012	2.5133139%
February 10, 2013	2.1618331%
August 10, 2013	1.2143070%
February 10, 2014	2.2225280%
August 10, 2014	1.7929888%
February 10, 2015	2.4120375%
August 10, 2015	1.5850903%
February 10, 2016	2.7253138%
August 10, 2016	1.6603725%
February 10, 2017	2.5594982%
August 10, 2017	0.7483532%
February 10, 2018	1.9118084%
August 10, 2018	1.8150409%
February 10, 2019	1.7452736%
August 10, 2019	0.9771383%
February 10, 2020	1.7042197%
August 10, 2020	2.2500317%
February 10, 2021	3.3331088%
August 10, 2021	1.7318413%
February 10, 2022	3.4855055%
August 10, 2022	33.1621476%

Sch. III - 87

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 767-432ER
N844MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6027006%
August 10, 2008	1.2508141%
February 10, 2009	3.5344655%
August 10, 2009	3.5344655%
February 10, 2010	3.4104355%
August 10, 2010	3.4104355%
February 10, 2011	4.7743771%
August 10, 2011	4.7743771%
February 10, 2012	3.1003606%
August 10, 2012	3.1003606%
February 10, 2013	2.9763307%
August 10, 2013	2.9763307%
February 10, 2014	2.8523008%
August 10, 2014	2.8523008%
February 10, 2015	2.7282709%
August 10, 2015	2.7282709%
February 10, 2016	2.6042410%
August 10, 2016	2.6042410%
February 10, 2017	3.7364883%
August 10, 2017	3.7364883%
February 10, 2018	2.6799078%
August 10, 2018	2.6799078%
February 10, 2019	2.5145346%
August 10, 2019	2.5145346%
February 10, 2020	1.4883592%
August 10, 2020	1.4883592%
February 10, 2021	1.4883592%
August 10, 2021	1.4883592%
February 10, 2022	1.4883592%
August 10, 2022	18.8812635%

Sch. III - 88

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 767-432ER
N844MH

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	1.6757365%
August 10, 2008	1.5195551%
February 10, 2009	5.7486402%
August 10, 2009	5.7486402%
February 10, 2010	5.4292158%
August 10, 2010	5.4292158%
February 10, 2011	3.1937445%
August 10, 2011	3.1937445%
February 10, 2012	4.8702232%
August 10, 2012	4.8702232%
February 10, 2013	4.5507988%
August 10, 2013	4.5507988%
February 10, 2014	4.5507988%
August 10, 2014	44.6686645%

Sch. III - 89

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N860DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 90

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N860DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 91

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N860DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 92

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N861DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 93

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N861DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 94

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N861DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 95

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N862DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 96

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N862DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 97

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N862DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 98

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N863DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 99

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N863DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 100

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N863DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 101

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N864DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 102

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N864DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 103

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N864DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 104

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N865DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 105

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N865DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 106

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N865DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 107

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES A EQUIPMENT NOTES
Boeing 777-232ER
N866DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.6758229%
August 10, 2008	3.8644322%
February 10, 2009	2.6929110%
August 10, 2009	2.9393259%
February 10, 2010	3.2073862%
August 10, 2010	3.2714194%
February 10, 2011	2.7124831%
August 10, 2011	3.0994488%
February 10, 2012	2.2911522%
August 10, 2012	2.0992038%
February 10, 2013	2.1123911%
August 10, 2013	1.6583040%
February 10, 2014	2.1587786%
August 10, 2014	2.2253213%
February 10, 2015	2.3274957%
August 10, 2015	3.1535941%
February 10, 2016	2.5604989%
August 10, 2016	3.2208974%
February 10, 2017	2.3327818%
August 10, 2017	2.1224331%
February 10, 2018	1.6934173%
August 10, 2018	2.5657874%
February 10, 2019	1.5150788%
August 10, 2019	1.8996392%
February 10, 2020	1.4440611%
August 10, 2020	3.7872875%
February 10, 2021	2.6533594%
August 10, 2021	3.8512923%
February 10, 2022	2.5579402%
August 10, 2022	25.3060554%

Sch. III - 108

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES B EQUIPMENT NOTES
Boeing 777-232ER
N866DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	3.3346014%
August 10, 2008	0.9101103%
February 10, 2009	5.3232673%
August 10, 2009	5.3232673%
February 10, 2010	3.5183827%
August 10, 2010	3.5183827%
February 10, 2011	4.8434879%
August 10, 2011	4.8434879%
February 10, 2012	4.5693282%
August 10, 2012	4.5693282%
February 10, 2013	2.9700633%
August 10, 2013	2.9700633%
February 10, 2014	2.8329835%
August 10, 2014	2.8329835%
February 10, 2015	3.1756831%
August 10, 2015	3.1756831%
February 10, 2016	2.9929099%
August 10, 2016	2.9929099%
February 10, 2017	2.8101368%
August 10, 2017	2.8101368%
February 10, 2018	2.6273637%
August 10, 2018	2.6273637%
February 10, 2019	2.4445906%
August 10, 2019	2.4445906%
February 10, 2020	2.6273637%
August 10, 2020	2.6273637%
February 10, 2021	1.8277313%
August 10, 2021	1.8277313%
February 10, 2022	1.8277313%
August 10, 2022	8.8009730%

Sch. III - 109

SCHEDULE I to
Indenture and Security Agreement
(Cont’d)

EQUIPMENT NOTES AMORTIZATION
SERIES C EQUIPMENT NOTES
Boeing 777-232ER
N866DA

Payment Date	Percentage of Original Principal Amount to be Paid

February 10, 2008	2.1466010%
August 10, 2008	1.3846394%
February 10, 2009	5.8828768%
August 10, 2009	5.8828768%
February 10, 2010	5.5299043%
August 10, 2010	5.5299043%
February 10, 2011	3.2944111%
August 10, 2011	3.2944111%
February 10, 2012	4.9122021%
August 10, 2012	4.9122021%
February 10, 2013	4.5592296%
August 10, 2013	4.5592296%
February 10, 2014	4.5592296%
August 10, 2014	43.5522822%

Sch. III - 110

ANNEX A to
Note Purchase Agreement

DEFINITIONS

(a) Certain Rules of Construction. Unless the context otherwise requires, the following rules of construction shall apply for all purposes of the Note Purchase Agreement (including this Annex A).

(i) Singular and Plural. The definitions stated in this Annex A apply equally to both the singular and the plural forms of the terms defined.

          (ii) References to Parts. All references in the Note Purchase Agreement to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of the Note Purchase Agreement, unless otherwise specifically stated.

          (iii) Reference to the Whole. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Note Purchase Agreement as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(iv) Reference to Government. All references in this Note Purchase Agreement to a “government” are to such government and any instrumentality or agency thereof.

          (v) Including Without Limitation. Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(vi) Notice and Notify. Whenever the words “notice” or “notify” or similar words are used herein, they mean the provision of formal notice as set forth in Section 5 of the Note Purchase Agreement.

(b) Definitions.

                    “Additional Series Equipment Notes” means Equipment Notes of each series issued under an Indenture and designated other than as “Series A”, “Series B” or “Series C” issued thereunder, if any, in the principal amount and maturities and bearing interest as specified in Schedule I to such Indenture amended at the time of original issuance of such Additional Series Equipment Notes under the heading for such series.

                    “Additional Series Pass Through Certificates” means the pass through certificates issued pursuant to any Additional Series Pass Through Trust Agreement.

                    “Additional Series Pass Through Trust” means a grantor trust created to facilitate the issuance and sale of pass through certificates in connection with the issuance of any Additional Series Equipment Notes.

                    “Additional Series Pass Through Trust Agreement” means a Trust Supplement entered into in connection with the creation of an Additional Series Pass Through Trust, together with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                    “Additional Series Pass Through Trustee” means, with respect to any Additional Series Pass Through Trust, the trustee under the Additional Series Pass Through Trust Agreement for such Additional Series Pass Through Trust, in its capacity as pass through trustee thereunder.

                    “Aircraft” has the meaning set forth in the second recital to the Note Purchase Agreement.

                    “Applicable Rating Agency” means (a) in the case of the Class A Pass Through Trust, Fitch, Moody’s and Standard & Poor’s and (b) in the case of the Class B Pass Through Trust and the Class C Pass Through Trust, Moody’s and Standard & Poor’s

                    “Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq.

                    “Basic Pass Through Trust Agreement” means the Pass Through Trust Agreement, dated as of November 16, 2000, between the Company and U.S. Bank (as successor in interest to State Street Bank and Trust Company of Connecticut, National Association), as such agreement may be supplemented, amended or modified, but does not include any Trust Supplement.

                    “Business Day” means any day, other than a Saturday, Sunday or other day on which commercial banks are authorized or required by law to close in New York, New York, Atlanta, Georgia, or Wilmington, Delaware.

                    “Certificated Air Carrier” means a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo or that otherwise is certified or registered to the extent required to fall within the purview of Section 1110.

                    “Certificates” has the meaning set forth in the third recital to the Note Purchase Agreement.

                    “Certificateholder” means the Person in whose name a Certificate is registered in the Register.

                    “Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.

                    “Class” means the class of Certificates issued by each Pass Through Trust.

                    “Class A Certificates” means Certificates issued by the Class A Pass Through Trust.

                    “Class B Certificates” means Certificates issued by the Class B Pass Through Trust.

                    “Class C Certificates” means Certificates issued by the Class C Pass Through Trust.

                    “Class A Pass Through Trustee” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

                    “Class B Pass Through Trustee” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

                    “Class C Pass Through Trustee” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

                    “Company” means Delta Air Lines, Inc., a Delaware corporation.

                    “Cut-Off Date” means the earlier of (a) the day after the Delivery Period Termination Date and (b) the date on which a Triggering Event occurs.

                    “Delivery Notice” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

                    “Delivery Period Termination Date” means the earlier of (a) 90 days after the Issuance Date, and (b) the date on which Equipment Notes issued with respect to all of the Aircraft have been purchased by the Pass Through Trustees in accordance with the Note Purchase Agreement.

                    “Deposits” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

                    “Deposit Agreements” has the meaning set forth in the fifth recital to the Note Purchase Agreement, subject to Section 4(a)(vi) of the Note Purchase Agreement.

                    “Depositary” means, subject to Section 4(a)(vi) of the Note Purchase Agreement, Credit Suisse, New York Branch, a branch of Credit Suisse, a banking corporation organized under the laws of Switzerland.

                    “Depositary Threshold Ratings” has the meaning set forth in Section 4(a)(vi)(A) of the Note Purchase Agreement.

                    “EETC Aircraft” means any Aircraft that is listed in Schedule I as subject to the “2001-2 EETC” Existing Financing.

                    “Equipment Notes” means and includes any equipment notes issued under any Indenture in the form specified in Section 2.01 thereof (as such form may be varied pursuant to the terms of such Indenture) and any Equipment Note issued under any Indenture in exchange for or replacement of any other Equipment Note.

                    “Escrow Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                    “Escrow Agent Agreements” has the meaning set forth in Section 3(e)(i) of the Note Purchase Agreement.

                    “Escrow and Paying Agent Agreements” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

                    “Existing Financings” has the meaning set forth in the second recital to the Note Purchase Agreement.

                    “FAA” means the Federal Aviation Administration of the United States.

                    “Final Offering Memorandum” means the Offering Memorandum, dated October 4, 2007, relating to $924,408,000 face amount of Class A Certificates, $265,366,000 face amount of Class B Certificates, and $220,103,000 face amount of Class C Certificates.

                    “Financing Agreements” means, collectively, with respect to any Aircraft, the Participation Agreement, the Indenture and the Equipment Notes issued under such Indenture, in each case relating to such Aircraft.

                    “Fitch” means Fitch Ratings, Inc.

                    “Government Entity” means (a) any federal, state, provincial or similar government, and any body, board, department, commission, court, tribunal, authority, agency or other instrumentality of any such government or otherwise exercising any executive, legislative, judicial, administrative or regulatory functions of such government or (b) any other government entity having jurisdiction over any matter contemplated by the Operative Agreements or relating to the observance or performance of the obligations of any of the parties to the Operative Agreements.

                    “Indenture” means an Indenture and Security Agreement substantially in the form of Exhibit C to the Note Purchase Agreement.

                    “Initial Deposits” has the meaning set forth in the fifth recital to the Note Purchase Agreement.

                    “Initial Purchasers” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

                    “Intercreditor Agreement” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

                    “Issuance Date” means the date of the original issuance of the Certificates.

                    “Law” means (a) any constitution, treaty, statute, law, decree, regulation, order, rule or directive of any Government Entity, and (b) any judicial or administrative interpretation or application of, or decision under, any of the foregoing.

                    “Liquidity Facility” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

                    “Liquidity Provider” has the meaning set forth in the eighth recital to the Note Purchase Agreement.

                    “Loan Trustee” means, with respect to any Aircraft, the “Loan Trustee” as defined in the Financing Agreements in respect of such Aircraft.

                    “Moody’s” means Moody’s Investors Service, Inc.

                    “Note Purchase Agreement” means the Note Purchase Agreement to which this Annex A is attached.

                    “Notice of Delivery Withdrawal” with respect to each Deposit Agreement, has the meaning set forth in Section 2.3 thereof.

                    “Operative Agreements” means, collectively, the Pass Through Trust Agreements, the Escrow and Paying Agent Agreements, the Deposit Agreements, the Liquidity Facilities, the Intercreditor Agreement, the Certificates and, with respect to each Aircraft in respect of which Equipment Notes are issued, the Financing Agreements.

                    “Participation Agreement” means, the Participation Agreement substantially in the form of Exhibit B to the Note Purchase Agreement.

                    “Pass Through Trust” has the meaning set forth in the third recital to the Note Purchase Agreement.

                    “Pass Through Trustee” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                    “Pass Through Trustees” has the meaning provided in the fourth recital to the Note Purchase Agreement.

                    “Pass Through Trust Agreement” means each of the three separate Trust Supplements referred to in the third recital to the Note Purchase Agreement, together in each case with the Basic Pass Through Trust Agreement, each dated as of the Issuance Date, by and between the Company and Pass Through Trustee.

                    “Paying Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                    “Paying Agent Agreements” has the meaning set forth in Section 3(f)(i) of the Note Purchase Agreement.

                    “Person” means any individual, firm, partnership, joint venture, trust, trustee, Government Entity, organization, association, corporation, limited liability company, government agency, committee, department, authority and other body, corporate or incorporate, whether having distinct legal status or not, or any member of any of the same.

                    “Purchase Agreement” has the meaning set forth in the fourth recital to the Note Purchase Agreement.

                    “Rating Agencies” means, collectively, at any time, each nationally recognized rating agency which shall have been requested to rate the Certificates and which shall then be rating the Certificates. The initial Rating Agencies will be, (a) in the case of the Class A Pass Through Trust, Fitch, Moody’s and Standard & Poor’s and (b) in the case of the Class B Pass Through Trust and the Class C Trust Pass Through Trust, Moody’s and Standard & Poor’s.

                    “Register” means the register maintained pursuant to Sections 3.04 and 7.12 of the Basic Pass Through Trust Agreement with respect to each Pass Through Trust.

                    “Replacement Deposit Agreement” means, for each Class of Certificates, a deposit agreement substantially in the form of the replaced Deposit Agreement for such Class of Certificates as shall permit the Ratings Agencies to confirm in writing their respective ratings then in effect for such Class of Certificates (before the downgrading of such ratings, if any, as a result of the downgrading of the Depositary, if applicable).

                    “Replacement Depositary” has the meaning set forth in Section 4(a)(vi)(A) of the Note Purchase Agreement.

                    “Scheduled Delivery Date” has the meaning set forth in Section 1(b) of the Note Purchase Agreement.

                    “Section 1110” means 11 U.S.C. § 1110 of the Bankruptcy Code or any successor or analogous Section of the federal bankruptcy Law in effect from time to time.

                    “Series A Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series A” thereunder.

                    “Series B Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series B” thereunder.

                    “Series C Equipment Notes” means Equipment Notes issued under an Indenture and designated as “Series C” thereunder.

                    “Short-Term Rating” means, for any entity, (a) in the case of Fitch, the short-term issuer default rating of such entity, (b) in the case of Moody’s, the short-term unsecured debt rating of such entity, and (c) in the case of Standard & Poor’s, the short-term issuer credit rating of such entity.

                    “Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

                    “Subordination Agent” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                    “Subordinated Lien Indenture” has the meaning set forth in Section 2(c) of the Note Purchase Agreement.

                    “Taxes” means all license, recording, documentary, registration and other similar fees and all taxes, levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever imposed by any Taxing Authority, together with any penalties, additions to tax, fines or interest thereon or additions thereto.

                    “Taxing Authority” means any federal, state or local government or other taxing authority in the United States, any foreign government or any political subdivision or taxing authority thereof, any international taxing authority or any territory or possession of the United States or any taxing authority thereof.

                    “Triggering Event” has the meaning assigned to such term in the Intercreditor Agreement.

                    “Trust Supplement” means an agreement supplemental to the Basic Pass Through Trust Agreement pursuant to which (a) a separate trust is created for the benefit of the holders of the pass through certificates of a class, (b) the issuance of the pass through certificates of such class representing fractional undivided interests in such trust is authorized and (c) the terms of the pass through certificates of such class are established.

                    “U.S. Bank” has the meaning set forth in the first paragraph of the Note Purchase Agreement.

                    “United States” means the United States of America.

EXHIBIT A to
Note Purchase Agreement

FORM OF DELIVERY NOTICE

DELIVERY NOTICE

Dated as of [__________]

To each of the addressees listed
in Schedule A hereto

Re:	Delivery Notice in accordance with Note Purchase Agreement referred to below

Ladies and Gentlemen:

          Reference is made to the Note Purchase Agreement, dated as of October 11, 2007, among Delta Air Lines, Inc. (the “Company”), U.S Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements (as defined therein) (the “Pass Through Trustee”), U.S. Bank Trust National Association, as Subordination Agent (the “Subordination Agent”), U.S. Bank National Association, as Escrow Agent (the “Escrow Agent”), and U.S. Bank Trust National Association, as Paying Agent (the “Paying Agent”) (as in effect from time to time, the “Note Purchase Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or, to the extent not defined therein, the Intercreditor Agreement.

          Pursuant to Section 1(b) of the Note Purchase Agreement, the undersigned hereby notifies you, in respect of each of the aircraft described in Schedule B hereto (the “Aircraft”), of the following:

(1)	The Scheduled Delivery Date of the Aircraft shall be [_________];

(2)

The aggregate amount of each series of Equipment Notes to be issued, and purchased by the respective Pass Through Trustees referred to below (each, a “Pass Through Trustee”), on the Scheduled Delivery Date, in connection with the financing of such Aircraft is as follows:

(a)	the Class A Pass Through Trustee shall purchase Series A Equipment Notes in the amount of $[__________];

	(b)	the Class B Pass Through Trustee shall purchase Series B Equipment Notes in the amount of $[__________]; and

	(c)	the Class C Pass Through Trustee shall purchase Series C Equipment Notes in the amount of $[__________]; and

(3)

Set forth on Schedule C hereto, with respect to each Pass Through Trustee, is the amount of each Equipment Note to be issued, and purchased by such Pass Through Trustee, on the Scheduled Delivery Date, in connection with the financing of such Aircraft.

          The Company hereby instructs the Class A Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Delivery Withdrawal dated such date completed as set forth on Exhibit A hereto and (ii) deliver such Withdrawal Certificate and Notice of Delivery Withdrawal to the applicable Escrow Agent.

          The Company hereby instructs the Class B Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Delivery Withdrawal dated such date completed as set forth on Exhibit B hereto and (ii) deliver such Withdrawal Certificate and Notice of Delivery Withdrawal to the applicable Escrow Agent.

          The Company hereby instructs the Class C Pass Through Trustee to (i) execute a Withdrawal Certificate in the form of Annex A hereto dated as of [__________] and attach thereto a Notice of Delivery Withdrawal dated such date completed as set forth on Exhibit C hereto and (ii) deliver such Withdrawal Certificate and Notice of Delivery Withdrawal to the applicable Escrow Agent.

          The Company hereby instructs each Pass Through Trustee to (i) purchase Equipment Notes of a series and in an amount set forth opposite such Pass Through Trustee in clause (2) above with a portion of the proceeds of the withdrawals of Deposits referred to in the applicable Notice of Delivery Withdrawal referred to above and (ii) re-deposit with the Depositary the excess, if any, of the amount so withdrawn over the purchase price of such Equipment Notes.

          The Company hereby instructs each Pass Through Trustee to (a) enter into the Participation Agreement (N[____]) dated as of [__________] among the Company and U.S. Bank Trust National Association, as Loan Trustee, Subordination Agent and each Pass Through Trustee, (b) perform its obligations thereunder and (c) deliver such certificates, documents and legal opinions relating to such Pass Through Trustee as required thereby.

Yours faithfully,

Delta Air Lines, Inc.

By:

Name:
Title:

SCHEDULE A to
Delivery Notice

U.S. Bank Trust National Association, as
Pass Through Trustee
300 Delaware Avenue, 9th Floor
Mail Code EX-DE-WDAW
Wilmington, Delaware 19801
Attention: Corporate Trust Services
Telephone: (302) 576-3703
Facsimile: (302) 576-3717

U.S. Bank Trust National Association, as
Subordination Agent and Paying Agent
One Federal Street, 3rd Floor
Mail Code EX-MA-FED
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta 2007-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

U.S. Bank National Association, as
Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta 2007-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

Credit Suisse, New York Branch,
as Depositary
11 Madison Avenue
New York, New York 10010,
Attention: Karl Studer
Telephone: (212) 325-9163
Facsimile: (212) 743-1894
Attention: James Palen
Telephone: (212) 538-4566
Facsimile: (212) 743-2025
Attention: Carl Paravati
Telephone: (212) 538-5869
Facsimile: (212) 538-5165

Standard & Poor’s Ratings Services
55 Water Street, 35th Floor
New York, New York 10004
Attention: Michael K. Vernier
Telephone: (212) 438-6629
Facsimile: (212) 438-6632

Moody’s Investors Service, Inc.
99 Church Street
New York, New York 10007
Attention: Michael Mulvaney
Telephone: (212) 553-1610
Facsimile: (212) 553-4661

Fitch Ratings, Inc.
One State Street Plaza
New York, New York 10004
Telephone: (212) 908-0500
Facsimile: (212) 480-4435

Schedule B to
Delivery Notice

[Description of Aircraft to be Delivered]

Schedule C to
Delivery Notice

[Description of each Equipment Note to be issued and purchased by each Pass Through Trustee with respect to each of the Aircraft being delivered as set forth on Schedule B to the Delivery Notice]

Annex A to
Delivery Notice

WITHDRAWAL CERTIFICATE
(Class ___)

U.S. Bank National Association,
as Escrow Agent
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services
Ref.: Delta 2007-1 EETC
Telephone: (617) 603-6553
Facsimile: (617) 603-6683

Ladies and Gentlemen:

                    Reference is made to the Escrow and Paying Agent Agreement, dated as of October 11, 2007 (the “Agreement”). We hereby certify to you that the conditions to the obligations of the undersigned to execute a Participation Agreement pursuant to the Note Purchase Agreement have been satisfied. Pursuant to Section 1.02(c) of the Agreement, please execute the attached Notice of Delivery Withdrawal and immediately transmit by facsimile to the Depositary, at Credit Suisse, New York Branch, 11 Madison Avenue, New York, New York 10010 (Attention: Karl Studer/James Palen/Carl Paravati).

                    Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

Very truly yours,

U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity but solely as Pass
Through Trustee
By:

Name:
Title:

Dated: As of [__________ __, 2007]

Exhibit A to
Delivery Notice

NOTICE OF DELIVERY WITHDRAWAL

Credit Suisse, New York Branch,
as Depositary
11 Madison Avenue
New York, New York 10010,
Attention: Karl Studer
Telephone: (212) 325-9163
Facsimile: (212) 743-1894
Attention: James Palen
Telephone: (212) 538-4566
Facsimile: (212) 743-2025
Attention: Carl Paravati
Telephone: (212) 538-5869
Facsimile: (212) 538-5165

Ladies and Gentlemen:

                    Reference is made to the Deposit Agreement (Class A) dated as of October 11, 2007 (the “Deposit Agreement”) between U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary (the “Depositary”).

                    In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [____].

                    The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to [___________________], Account No. [____], Reference: [_________] on [________ __, 2007], upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent

By

Name:
Title:

Dated: As of [__________ __, 2007]

Exhibit B to
Delivery Notice

NOTICE OF DELIVERY WITHDRAWAL

Credit Suisse, New York Branch,
as Depositary
11 Madison Avenue
New York, New York 10010,
Attention: Karl Studer
Telephone: (212) 325-9163
Facsimile: (212) 743-1894
Attention: James Palen
Telephone: (212) 538-4566
Facsimile: (212) 743-2025
Attention: Carl Paravati
Telephone: (212) 538-5869
Facsimile: (212) 538-5165

Ladies and Gentlemen:

                    Reference is made to the Deposit Agreement (Class B) dated as of October 11, 2007 (the “Deposit Agreement”) between U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary (the “Depositary”).

                    In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [_____].

                    The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to [___________________], Account No. [____], Reference: [_________] on [________ __, 2007], upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent

By

Name:
Title:

Dated: As of [__________ __, 2007]

Exhibit C to
Delivery Notice

NOTICE OF DELIVERY WITHDRAWAL

Credit Suisse, New York Branch,
as Depositary
11 Madison Avenue
New York, New York 10010,
Attention: Karl Studer
Telephone: (212) 325-9163
Facsimile: (212) 743-1894
Attention: James Palen
Telephone: (212) 538-4566
Facsimile: (212) 743-2025
Attention: Carl Paravati
Telephone: (212) 538-5869
Facsimile: (212) 538-5165

Ladies and Gentlemen:

                    Reference is made to the Deposit Agreement (Class C) dated as of October 11, 2007 (the “Deposit Agreement”) between U.S. BANK NATIONAL ASSOCIATION, as Escrow Agent, and Credit Suisse, New York Branch, as Depositary (the “Depositary”).

                    In accordance with Section 2.3(a) of the Deposit Agreement, the undersigned hereby requests the withdrawal of the entire amount of the Deposit, $[_______], Account No. [_____].

                    The undersigned hereby directs the Depositary to pay the proceeds of the Deposit to [___________________], Account No. [____], Reference: [_________] on [________ __, 2007], upon the telephonic request of a representative of the Pass Through Trustee.

U.S. BANK NATIONAL ASSOCIATION,
as Escrow Agent

By

Name:
Title:

Dated: As of [__________ __, 2007]

EXHIBIT B to
Note Purchase Agreement

FORM OF PARTICIPATION AGREEMENT

[FILED SEPARATELY]

EXHIBIT C to
Note Purchase Agreement

FORM OF INDENTURE

[FILED SEPARATELY]